                                                                   Exhibit 10.25


                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT is entered into on May 22, 2002 by and among Thane International, Inc., a Delaware corporation ("Thane"), Reliant Interactive Media Corp., a Nevada corporation (the "Corporation"), and Kevin Harrington, an individual residing at 7676 Hunter Lane, Pinellas Park, Florida 33782 (the "Executive"), under the following terms and conditions:

                                    RECITALS:

         WHEREAS, on or about December 6, 2001, Thane, Reliant Acquisition Corporation, a Nevada corporation wholly owned by Thane ("Acquisition"), the Corporation, and certain controlling stockholders of the Corporation, including the Executive, entered into an Amended and Restated Agreement and Plan of Merger, as amended by that certain Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated as of April 19, 2002, and by that certain Amendment No. 2 to Amended and Restated Agreement and Plan of Merger, dated as of May 20, 2002 (the "Merger Agreement"), pursuant to which (i) Acquisition shall be merged with and into the Corporation (the "Merger") with the Corporation surviving such Merger as a wholly owned subsidiary of Thane and (ii) the stockholders of the Corporation shall receive shares of the common stock of Thane; and

         WHEREAS, the Executive is a stockholder of the Corporation and will personally derive significant value from the Merger; and

         WHEREAS, the Executive and the Corporation entered into that certain Employment Agreement, dated as of September 9, 2000 (the "Former Contract"), pursuant to which the Executive was entitled to certain compensation and benefits; and

         WHEREAS, the execution and delivery of this Employment Agreement, as a new contract to completely supersede the Former Contract, (i) is an inducement to each of the Corporation and Thane to enter into the Merger Agreement and is a condition to Thane's consummation of the Merger and (ii) provides significant consideration to the Executive; and

         WHEREAS, the Corporation desires to retain and employ the Executive, and the Executive desires to be employed by the Corporation on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by the Corporation and the Executive as follows:

         1. Employment Period. The Corporation hereby agrees to employ the Executive as its Chief Executive Officer, and the Executive, in such capacity, agrees to provide services to the Corporation for the period beginning on the date of the closing of the Merger (the "Commencement Date") and ending on March 31, 2005 (the "Employment Period").

         2. Performance of Duties. The Executive agrees that during the Employment Period, while he is employed by the Corporation, he shall devote substantially all of his business time, energies and talents to serving in the capacity of Chief Executive Officer of the Corporation in the best interests of the Corporation, and to perform the duties assigned to him by the Board of Directors of the Corporation (the "Board") faithfully, efficiently and in a professional manner. The Executive shall not, without prior written consent from the Board (which consent shall not be unreasonably withheld):

                  (a) serve as or be a consultant to or employee, officer, agent or director of any corporation, partnership or other entity other than the Corporation or its affiliates (other than civic, charitable, or other public service organizations); or

                  (b) have more than a five percent (5%) ownership interest in any enterprise other than Thane or its affiliates. Set forth on Schedule 2(b) attached hereto is a detailed list of the Executive's ownership interests as of the date hereof.

         3. Compensation. Subject to the terms and conditions of this Employment Agreement, during the Employment Period, while he is employed by the Corporation, the Executive shall be compensated by the Corporation for his services as follows:

                  (a) Base Salary. The Executive shall receive, for each 12-consecutive month period beginning on the Commencement Date and each anniversary thereof, a rate of salary that is not less than $300,000 per year (the "Base Salary"), payable in substantially equal monthly or more frequent installments and subject to normal tax withholding. During the Employment Period the Executive's Base Salary shall be reviewed by the Board on or before each anniversary of the Commencement Date to determine whether an increase in the Executive's rate of compensation is appropriate.

                  (b) Incentive Bonus. During each year of the Employment Period the Executive shall, to the extent provided below, be entitled to receive a cash incentive bonus (the "Incentive Bonus Amount") based on the Corporation's performance as follows:

                           (i) If the Corporation's earnings before interest, income taxes, depreciation and amortization, excluding (A) extraordinary gains and losses and purchase accounting adjustments, (B) acquisitions of businesses made after the Commencement Date and (C) the payment of any Incentive Bonus Amounts ("EBITDA"), as determined in accordance with U.S. generally accepted accounting principles, consistently applied, as in existence at the date hereof ("GAAP") for the 2003 fiscal year (the "2003 EBITDA") equals or exceeds $7.0 million, the Executive shall receive an Incentive Bonus Amount equal to 5.0% of the amount by which the 2003 EBITDA exceeds $7.0 million. For purposes of this Agreement, the term "fiscal year" shall mean, for any given year, the period beginning on April 1 in the preceding year and ending on March 31 in such year.

                           (ii) If the Corporation's EBITDA for the 2004 fiscal year (the "2004 EBITDA") equals or exceeds $9.0 million, the Executive shall receive an Incentive Bonus Amount equal to 5.0% of the amount by which the 2004 EBITDA exceeds $9.0 million.

                           (iii) If the Corporation's EBITDA for the 2005 fiscal year (the "2005 EBITDA") equals or exceeds $12.0 million, the Executive shall receive an Incentive


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         Bonus Amount equal to 5.0% of the amount by which the 2005 EBITDA exceeds $12.0 million.

                           (iv)     For purposes of calculating the
         Corporation's EBITDA in this Section 3, Thane and the Corporation shall follow the guidelines set forth on Schedule 3(b) attached hereto.

                           (v) The Corporation shall pay any earned Incentive Bonus Amount within thirty (30) days after completion of its audited financial statements for the previous fiscal year.

                  (c) Executive Loan. On the Commencement Date, Thane shall lend to the Executive a principal amount of $1,071,500 (the "Executive Loan"), which will be evidenced by the secured promissory note in substantially the form of Exhibit A attached hereto and subject to the Pledge Agreement substantially in the form of Exhibit B attached hereto. If the Corporation's cumulative EBITDA for the 2003, 2004 and 2005 fiscal years (the "Three-Year Fiscal Period") equals or exceeds $15.0 million, the Executive shall be entitled to (i) full forgiveness of all principal and interest outstanding on the Executive Loan (the "Executive Loan Forgiveness") and (ii) a cash bonus equal to $428,500 (the "EBITDA Bonus"). All amounts of Executive Loan Forgiveness and EBITDA Bonus shall be calculated based on the Corporation's financial statements at the end of each fiscal year during the Three-Year Fiscal Period. For each fiscal quarter during the Three-Year Fiscal Period, the Executive shall be entitled to receive (to the extent not previously forgiven or paid (as applicable) in any previous fiscal quarter) a ratable portion of the Executive Loan Forgiveness and the EBITDA Bonus calculated by multiplying (A) the full amount of each of the Executive Loan and the EBITDA Bonus by (B) a fraction: (x) the numerator of which is the Corporation's cumulative EBITDA as of the end of then current fiscal quarter, and (y) the denominator of which is $15.0 million, and subtracting from the foregoing product the aggregate amount of the Executive Loan Forgiveness and the EBITDA Bonus previously distributed to the Executive. All earned portions of the Executive Loan Forgiveness and the EBITDA Bonus must be received by the Executive (i) within forty-five (45) days of the end of each fiscal quarter and (ii) within sixty (60) days of the end of each fiscal year.

                  (d) The Executive shall be entitled to receive the following perquisites:

                           (i) The Corporation shall provide health and medical insurance for the Executive in a form and program to be chosen by the Corporation for certain of its executive employees as a group. Additionally, the Executive shall be provided with vacation and such other non-cash benefits provided to other similarly situated executives of Thane.

                           (ii) The Corporation shall provide the Executive with directors and officers liability insurance on substantially the same terms and conditions as other similarly situated executives of Thane.

                           (iii)    The Corporation shall reimburse the
         Executive's current monthly automobile lease payment until the earlier of (A) the expiration of the Executive's current automobile lease or
         (B) the end of the Employment Period, after which time the


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         Corporation shall provide the Executive with a monthly automobile allowance consistent with those provided to other similarly situated executives of Thane.

                  (e) The Executive shall be reimbursed by the Corporation for all reasonable business, promotional, travel and entertainment expenses incurred or paid by the Executive during the Employment Period in the performance of his services under this Employment Agreement: (i) provided that such expenses constitute business deductions from taxable income for the Corporation and are excludable from taxable income to the Executive under the governing laws and regulations of the Internal Revenue Code unless otherwise agreed to by the Corporation's Board of Directors; and (ii) to the extent that such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Corporation. In order that the Corporation reimburse the Executive for such allowable expenses, the Executive shall furnish to the Corporation, in a timely fashion, the appropriate documentation required by the Internal Revenue Code in connection with such expenses and shall furnish such other documentation and accounting as the Corporation may from time to time reasonably request.

         4. Restrictive Covenants. The Executive acknowledges and agrees that: (i) the Executive has a major responsibility for the operation, development and growth of the Corporation's business; (ii) the Executive's work for the Corporation has brought him and will continue to bring him into close contact with confidential information of the Corporation, Thane and each of their respective customers; and (iii) the agreements and covenants contained in this paragraph 4 and in the Merger Agreement are essential to protect the business interests of the Corporation and Thane and that the Corporation and Thane would not enter into the Employment Agreement but for such agreements and covenants. Accordingly, the Executive covenants and agrees to the following:

                  (a) Confidential Information. Except as may be required by the lawful order of a court or agency of competent jurisdiction, the Executive agrees to keep secret and confidential, both during the Employment Period and indefinitely after the Executive's employment with the Corporation terminates, all non-public information concerning the Corporation, Thane and each of their respective affiliates that was acquired by, or disclosed to, the Executive during the course of his employment by the Corporation, including information relating to customers (including, without limitation, credit history, repayment history, financial information and financial statements), costs, and operations, financial data and plans, whether past, current or planned and not to disclose the same, either directly or indirectly, to any other person, firm or business entity, or to use it in any way; provided, however, that the provisions of this paragraph 4(a) shall not apply to information that: (a) was, is now, or becomes generally available to the public (but not as a result of a breach of any duty of confidentiality by which the Executive is bound); (b) was disclosed to the Executive by a third party not subject to any duty of confidentiality to the Corporation or Thane prior to its disclosure to the Executive; or (c) is disclosed by the Executive in the ordinary course of the Corporation's or Thane's business as a proper part of his employment in connection with communications with customers, vendors and other proper parties, provided that it is for a proper purpose solely for the benefit of the Corporation and/or Thane. The Executive further agrees that he shall not make any statement or disclosure that (i) would be prohibited by applicable Federal or state laws, or (ii) is intended or


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reasonably likely to be detrimental to the Corporation, Thane or any of their respective subsidiaries or affiliates.

                  (b) Non-Competition. The Executive, the Corporation and Thane agree that reasonable restrictions upon competition with the Corporation and/or Thane following termination of the Executive's employment with the Corporation are necessary to protect the business interests of the Corporation and Thane.

                           (i) For purposes of the scope of this Section 4(b), the extent of each of the Corporation's and Thane's business (the "Business") shall be limited to the actual and intended business of the Corporation and Thane, as demonstrated by each of their books, records, contracts, advertising, strategic plans and financial and budget documents, created or relied upon during the Employment Period and as of the date the Executive leaves the employment of the Corporation.

                           (ii) The Executive and Corporation agree that, for a period commencing on the Commencement Date and ending on the later of (A) the one (1) year anniversary of the date on which the Executive's employment with the Corporation is terminated either (x) for cause, (y) upon the Executive's disability pursuant to Section 5(e) or (z) upon the voluntary resignation of the Executive pursuant to
         Section 5(b), or (B) March 31, 2005 (the "Non-Competition Period"), the Executive shall not serve as or be a consultant to or employee, officer, agent, director or owner of more than five percent (5%) of another corporation, partnership or other entity that competes with the Corporation or Thane in the Business; provided, however, in the event the Executive's employment with the Corporation is terminated without cause, the Non-Competition Period shall immediately terminate if the Corporation (or Thane) does not continue to pay the Executive's salary pursuant to Section 5(a) hereof.

                           (iii) That the nature of the television production business of the Corporation is interstate and international in scope, that the global scope of the business renders a global restriction reasonable and a more narrowly tailored geographic restriction insufficient to protect the legitimate business interests of the Corporation.

                  (c) Remedies. If the Executive breaches, or threatens to commit a breach of any of the provisions contained in paragraphs 4(a) and 4(b) (the "Restrictive Covenants"), the Corporation and Thane shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Corporation and Thane at law or in equity.

                           (i) The Executive shall account for and pay over to the Corporation all compensation, profits, and other benefits which inure to the Executive's benefit which are derived or received by the Executive or any person or business entity controlled by the Executive, or his relatives, resulting from any action or transactions constituting a breach of any of the Restrictive Covenants.

                           (ii)     Notwithstanding the provisions of
         subparagraph 4(c)(i) above, the Executive acknowledges and agrees that in the event of a violation or threatened violation


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         of any of the Restrictive Covenants, the Corporation and Thane shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunction or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without prejudice to any other rights and remedies that may be available at law or in equity, and the Corporation and Thane shall also be entitled to recover its attorneys' fees and costs incurred to enforce any of the Restrictive Covenants from the Executive.

                  (d) Severability. If any of the Restrictive Covenants, or any part thereof, are held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, are held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

                  (e) Proprietary Rights. The Executive acknowledges and agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files, and any materials made by the Executive or by the Corporation are the property of the Corporation and shall not be used by the Executive in any way adverse to the Corporation's interests. The Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Board. The Executive hereby assigns to the Corporation any rights which he may have in any such trade secret or proprietary information.

         5. Termination and Compensation Due Upon Termination. The Executive's right to compensation for periods after the date the Executive's employment with the Corporation terminates shall be determined in accordance with the following:

                  (a) Termination Without Cause or Resignation for Good Cause. In the event the Corporation terminates the Executive's employment under this Agreement without cause or the Executive resigns for Good Cause pursuant to
Section 5(d),

                           (i) and for the twelve month period immediately preceding the effective date of termination the Corporation had positive net income, upon the Executive's prior voluntary execution of a written release (to be drafted and provided by the Corporation) of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation which release shall be mutually agreed upon by the Corporation and the Executive:

                           (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits (including any earned


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
                  portions of the Incentive Bonus Amount, the Executive Loan Forgiveness and the EBITDA Bonus) owed to the Executive through the effective date of termination;

                           (B) the Executive shall be entitled to receive all payment of his salary (as of the effective date of termination) in accordance with the provisions of subparagraph 3(a) for the lesser of (1) twelve months or (2) the remainder of the Employment Period;

                           (C) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(b) through the remainder of the Employment Period; and

                           (D) the Executive shall be entitled to receive the greater amount of (1) the actual Executive Loan Forgiveness and EBITDA Bonus earned in accordance with the provisions of subparagraph 3(c) during the Employment Period or (2) the amount of any Executive Loan Forgiveness and EBITDA Bonus earned by the Executive in accordance with the provisions of subparagraph 3(c) prior to the effective date of termination, first divided by the actual number of days the Executive was employed by the Corporation, then multiplied by the total number of days contained in the Employment Period, in either case excluding any amounts of Executive Loan Forgiveness or EBITDA Bonus distributed to the Executive pursuant to Section 5(a)(i)(A) above; or

                           (ii) for the twelve month period immediately preceding the effective date of termination the Corporation had a net loss, upon the Executive's prior voluntary execution of a written release (to be drafted and provided by the Corporation) of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation;

                           (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits (including any earned portions of the Incentive Bonus Amount, the Executive Loan Forgiveness and the EBITDA Bonus) owed to the Executive through the effective date of termination;

                           (B) the Executive shall be entitled to receive all payment of his salary (as of the effective date of termination) in accordance with the provisions of subparagraph 3(a) for the lesser of (1) twelve months or (2) the remainder of the Employment Period;

                           (C) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(b) through the remainder of the Employment Period; and

                           (D) the Executive shall be entitled to receive any Executive Loan Forgiveness and EBITDA Bonus if and when earned in accordance with the provisions of subparagraph 3(c) through the remainder of the Employment Period.


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

                  (b) Voluntary Resignation. The Executive may terminate his employment with the Corporation for any reason (or no reason at all) at any time by giving the Corporation sixty (60) days prior written notice of voluntary resignation; provided, however, that the Corporation may decide that the Executive's voluntary resignation be effective immediately upon notice of such resignation. The Corporation shall have no obligation to make payments of any kind to the Executive in accordance with the provisions of paragraph 3 for periods after the date on which the Executive's employment with the Corporation terminates due to the Executive's voluntary resignation.

                  (c) Termination for Cause. The Corporation shall have no obligation to make payments of any kind to the Executive in accordance with the provisions of paragraph 3 or otherwise for periods after the Executive's employment with the Corporation is terminated on account of the Executive's discharge for cause. For purposes of this paragraph 5, the Executive shall be considered terminated for "cause" if he is discharged by the Corporation on account of the occurrence of one or more of the following events:

                           (i) the Executive becomes addicted to drugs or alcohol;

                           (ii) the Executive discloses confidential information in violation of paragraph 4(a) or engages in competition in violation of paragraph 4(b) to the detriment of the Corporation and/or Thane;

                           (iii) the Corporation is directed by regulatory or governmental authorities to terminate the employment of the Executive or the Executive engages in activities that cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on the Corporation;

                           (iv) the Executive is convicted of a felony crime (other than a felony resulting from a minor traffic violation);

                           (v) the Executive flagrantly and repeatedly disregards his duties under this Employment Agreement after (A) written notice has been given to the Executive by the Board that it views the Executive to be flagrantly disregarding his duties under this Agreement and (B) the Executive has been given a period of thirty (30) days after such notice to cure such misconduct. However, no notice or cure period shall be required if Executive's disregard of his duties has materially and adversely affected the Corporation and/or Thane;

                           (vi) any event of willful misconduct to the extent that, in the reasonable judgment of the Board, the Executive's credibility and reputation no longer conform to the standard of the Corporation's and Thane's executives; or

                           (vii) the Executive commits an act of fraud against the Corporation and/or Thane, violates a duty of loyalty to the Corporation and/or Thane as defined under Florida law or violates paragraph 2.

                  (d) Relocation of Executive. In the event that the Corporation requests the Executive to relocate to an office outside of the Tampa/St. Petersburg area, the Executive may


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

object to such request in writing within thirty (30) days of receiving such request. If the Corporation insists on the Executive relocating outside of the Tampa/St. Petersburg area after receiving the Executive's written objection to such relocation request, the Executive may resign for "Good Cause."

                  (e) Disability. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date the Executive's employment with the Corporation terminates on account of any long-term disability, except payments due and owing through the effective date of termination. For purposes of this subparagraph 5(e), long-term disability shall mean any disability that has a material adverse effect upon the ability of the Executive to perform on a full-time basis his customary duties hereunder on a full-time basis either in the judgment of the Executive's doctors or that continues for a period of ninety (90) days out of any one hundred and fifty (150) day period.

                  (f) Death. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date of the Executive's death, except payments due and owing as of such date including earned salary, bonuses and Options.

         6. Successors. This Agreement shall be binding on, and inure to the benefit of, each of the Corporation and Thane and each of their respective successors and assigns and any person acquiring, whether by merger, consolidation, purchase directly or indirectly of all or substantially all of the Corporation's assets and business, or otherwise.

         7. Nonalienation. The interests of the Executive under this Agreement are not subject to the claims of his or her creditors, other than the Corporation, and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered except to the Executive's estate upon his or her death.

         8. Waiver of Breach. The waiver by either the Corporation and Thane, on one hand, or the Executive, on the other hand, of a breach of any provision of this Agreement shall not operate as, or be deemed a waiver of, any subsequent breach by either the Corporation, Thane, or the Executive.

         9. Notice. Any notice to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given when received or, when deposited in the U.S. mail, certified or registered mail, postage prepaid:

                  (a)      to the Executive addressed as follows:

                            Mr. Kevin Harrington
                            7676 Hunter Lane
                            Pinellas Park, Florida 33782

                  (b)      to the Corporation addressed as follows:

                            Reliant Interactive Media Corp.
                            2701 North Rocky Point Drive
                            Suite 200


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                            Tampa, Florida 33607
                            Attention: Board of Directors
                            Telephone: (813) 282-1717
                            Facsimile: (813) 282-0045

                            with a copy to:

                            Thane International, Inc.
                            78-140 Calle Tampico
                            La Quinta, California 92253
                            Attention: William Hay, Chief Executive Officer
                            Telephone: (760) 777-0217
                            Facsimile: (760) 777-0214

                            and a copy to:

                            H.I.G. Capital LLC
                            1001 Brickell Bay Drive, 27th Floor
                            Miami, Florida 33131
                            Attention: Steven Martinez
                            Telephone: (305) 379-2322
                            Facsimile: (305) 379-2013

                            and a copy to:

                            White & Case LLP
                            200 South Biscayne Boulevard
                            Suite 4900
                            Miami, Florida 33131
                            Attention: Jorge L. Freeland, Esq.
                            Telephone: (305) 371-2700
                            Facsimile: (305) 358-5744

         10. Amendment. This Agreement may be amended or canceled by mutual agreement of the parties in writing without the consent of any other person and no person, other than the parties hereto (and the Executive's estate upon his death), shall have any rights under or interest in this Agreement or the subject matter hereof. The parties hereby agree that no oral conversations shall be deemed to be a modification of this Agreement and neither party shall assert the same.

         11. Applicable Law. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Florida.

         12. WAIVER OF JURY TRIAL. THE EXECUTIVE AND THE CORPORATION EXPRESSLY WAIVE ANY RIGHT EITHER MAY HAVE TO A JURY TRIAL CONCERNING ANY CIVIL ACTION THAT MAY ARISE FROM THIS AGREEMENT, OR THE RELATIONSHIP OF THE PARTIES HERETO.


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

         13. Termination. All of the provisions of this Agreement shall terminate after the expiration of the Employment Period, except that paragraph 4(a) shall survive indefinitely, paragraph 4(b) shall terminate upon the expiration of the Non-Competition Period and paragraph 5(b) shall terminate upon the expiration of the Employment Period.

                                      * * *


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


         IN WITNESS WHEREOF, the Executive, the Corporation and Thane have executed this Employment Agreement as of the day and year first above written.

                                          KEVIN HARRINGTON

                                          /s/ Kevin Harrington
                                          -------------------------------------


                                          RELIANT INTERACTIVE MEDIA CORP.



                                           By: /s/ Kevin Harrington
                                              ---------------------------------
                                           Its: Chief Executive Officer
                                               --------------------------------

                                           THANE INTERNATIONAL, INC.



                                           By: /s/ William F. Hay
                                              ---------------------------------
                                           Its: Chief Executive Officer
                                               --------------------------------

                                                                   SCHEDULE 2(b)

                         EXECUTIVE'S OWNERSHIP INTERESTS


[ ]  Equity in Ideal Health                                2 1/3%

[ ]  Equity in XWF (Wrestling League)                      4%

[ ]  Equity in Bellarte (Restaurant)                       2 1/2%

[ ]  Equity in The Grill at Feathersound (Restaurant)      2 1/2%

[ ]  HSN Direct/Tan Perfect                                .9% of gross
     (Buyout Royalties Only)

                                                                   SCHEDULE 3(b)

                      EBITDA INCOME CALCULATION GUIDELINES

1. International and US Business to Business. The Corporation shall be allocated an income calculation for International and US Business to Business sales received, including all direct and indirect revenues received from the sale of the products, by Thane from the Corporation's products on a Unit Royalty basis. Such Unit Royalty to be mutually agreed to by the parties and designed to equate to 50% of the profits received by Thane for the Corporation's products.

2.       US Direct Response.

         A. The Corporation shall be allocated income of 100% of Thane's profits or losses on a project-by-project basis for US direct response sales received, including all direct and indirect revenues received from the sale of the products, by Thane for projects developed and produced by the Corporation. All such profits or losses will be calculated at Thane's actual costs, which will include a 4% of gross sales administration fee. Such administration fee may be adjusted by mutual agreement of the Parties to more accurately reflect the actual costs of administering the projects. The Corporation shall be allocated income of 50% of Thane's profits or losses on a project-by-project basis for third-party funded US direct response projects for which the Corporation has participated in the acquisition of such project.

         B. The Corporation shall be allocated income of 50% of Thane's profits or losses on a project-by-project basis for all products developed or acquired by Thane and the Infomercial/Spot is produced and funded by the Corporation.

         C. The Corporation shall be allocated income of 50% of Thane's profits or losses on a project-by-project basis for all products developed or acquired by the Corporation and the Infomercial/Spot is produced and funded by Thane.

         D. The allocation of project losses will be limited to losses incurred in a project test phase only. Project losses beyond the test phase of a project may be offset against future profits generated for the same project only.

         E. With regard to the Corporation's existing computer business, no administrative fee will be included by Thane.

3.       US Internet.

         A. The Corporation shall be allocated income of 100% of Thane's profits of the Corporation's products sold through the Internet up to 5.4% of the units sold through television sales during the same period.

                                                                   Schedule 3(b)

         B. The Corporation shall be allocated income of 50% of Thane's profits of the Corporation's products through the Internet above 5.4% of the units sold through television sales during the same period.

4. Favored Profit Structure. In no event shall Thane's administration fees or other costs allocated to the Corporation's products and/or projects be structured to be less favorable overall to the Corporation than any other third-party that has contracted with Thane for distribution.

                                                                       EXHIBIT A

                             FORM OF PROMISSORY NOTE

$1,071,500                                                         May 22, 2002

         The undersigned (the "Maker"), for value received, hereby unconditionally promises to pay to the order of Thane International, Inc., a Delaware corporation (together with its successors and assigns, the "Payee"), the principal sum of One Million Seventy One Thousand Five Hundred Dollars ($1,071,500) in lawful money of the United States of America, together with interest (computed on the basis of a 360-day year of twelve 30-day months including the first day, but excluding the last day), in like money and funds, on the unpaid portion of said principal amount from the date hereof at the rate of six percent (6.0%) per annum. This Promissory Note (the "Note") shall be due and payable on May 31, 2005 (the "Maturity Date").

         This Note evidences certain indebtedness incurred by the Maker pursuant to that certain Employment Agreement, dated as of the date hereof, by and between the Payee, Reliant Interactive Media Corp., a Nevada corporation (the "Corporation"), and the Maker.

         This Note shall be secured, pursuant to that certain Pledge Agreement dated as of the date hereof, by the 221,427 shares of common stock, par value $0.001 per share, of the Payee (the "Escrow Shares"), beneficially owned by the Maker that are held in escrow pursuant to that certain Escrow Agreement, dated as of the date hereof, by and among the Payee, Reliant, the Maker, the stockholders of the Payee named therein and the stockholders of Reliant named therein (the "Escrow Agreement").

         All of the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Maker shall bind his or her heirs and successors, whether so expressed or not. In the event that this Note is negotiated, endorsed, assigned, transferred, hypothecated and/or pledged, all references to the Payee shall apply to the holder, pledgee or transferee as if named as the original Payee under this Note.

         The Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest, protest and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this Note.

         The obligation to make payments to the Payee hereunder is absolute and unconditional, and the rights of the Payee shall not be subject to any defense, set-off, counterclaim or recoupment which the Maker may have against the Payee or by reason of any indebtedness or liability at any time owing by the Payee to the Maker.

         Any of the following shall constitute an event of default hereunder ("Event of Default"):

         (a) The Maker fails to pay the outstanding principal and interest due hereunder on the Maturity Date;

         (b) The Maker shall or shall attempt to encumber, subject to any pledge or security interest, sell, transfer or otherwise dispose of any of the Escrow Shares, or any of the Escrow Shares shall be attached, levied upon or seized in any legal proceeding; or

         (c) The Maker becomes insolvent or makes an assignment for the benefit of creditors, or any proceeding is commenced by or against the Maker under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or similar official for the Maker or any part of the Maker's property.

         If an Event of Default shall occur, the Payee shall have the option to
(i) declare the entire outstanding principal balance and all accrued but unpaid interest on this Note immediately due and payable without presentment, protest, notice or demand, all of which are expressly waived by the Maker and (ii) make a claim under the Escrow Agreement against the Escrow Shares for the full amount of the outstanding principal balance and all accrued but unpaid interest on this Note.

         In an Event of Default shall occur, the Payee shall look solely to the Escrow Shares for payment of any outstanding principal balance and all accrued but unpaid interest on this Note as well as any fees and expenses due and owing to the Payee hereunder.

         The Payee shall not be deemed to waive any rights under this Note unless such waiver shall be in writing and signed by the Payee, and no delay or omission by the Payee in exercising any rights shall operate as a waiver of such rights. A waiver of any right in writing on one occasion shall not be construed as consent to or a waiver of any other right or remedy then or thereafter existing.

         Should this Note, or any part of the indebtedness or security evidenced hereby, be collected by law or through an attorney-at-law, the Payee shall be entitled to collect all costs of collection including, but not limited to, reasonable attorneys' fees.

         This Note shall be construed and enforced in accordance with the laws of the State of Florida, without regard to any conflicts of law or choice of law rules. The Maker hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Florida.

         The Maker shall indemnify the Payee for any and all taxes, document stamps, claims, actions, lawsuits and other costs or matters that may arise from this Note.

         The Maker may prepay this Note in full or in part at any time without penalty.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                                     * * * *

IN WITNESS WHEREOF, the Maker has made an entered into this Promissory Note as of the day and year first above written.

                                          KEVIN HARRINGTON



                                          -------------------------------------

                                                                       EXHIBIT B

                         FORM OF STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of May __, 2002, by the undersigned, in favor of Thane International, Inc., a Delaware corporation (the "Lender").

          For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agrees as follows:

         1. For the purpose of securing the full and prompt payment of any and all indebtedness or obligations of the undersigned to the Lender now or hereafter arising under the Promissory Note dated as of the date hereof executed by the undersigned in favor of the Lender (the "Note"), or any renewals, replacements, modifications or substitutions in writing for the Note (the "Obligations"), the undersigned hereby grants to the Lender a lien upon, security interest in and security title to and hereby assigns, transfers and pledges to the Lender all of the undersigned's right, title and interest in and to ______ shares of the common stock, $0.001 par value per share, of the Lender owned by the undersigned (the "Purchaser Stock"), together with all direct and remote proceeds of the Purchaser Stock, including without limitation all payments, rights, dividends, distributions, certificates, substitutions, additions, replacements, renewals, interest or other rights or distributions which are declared, issued, paid or payable with respect to or on account of the Purchaser Stock. All such property, including the direct and remote proceeds thereof, is hereinafter collectively referred to as the "Collateral".

         2. The undersigned hereby represents and warrants to the Lender that:

                  (a) Except as set forth in (i) that certain Amended and Restated Affiliate Voting and Lock-Up Agreement, dated as of December 6, 2001, by and among Reliant Interactive Media Corp., a Nevada corporation ("Reliant"), the Lender, the undersigned and the stockholders of Reliant named therein and
(ii) that certain Escrow Agreement, dated as of May 22, 2002, by and among the Lender, Reliant, Citibank, N.A., the undersigned, the stockholders of Reliant named therein and the stockholders of the Lender named therein, the undersigned is the legal owner of, and has the complete unconditional authority to pledge the Purchaser Stock and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature.

                  (b) the execution, delivery and performance by the undersigned of this Agreement and the Note will not violate the terms of any instrument, document or agreement to which the undersigned is a party, or by which the undersigned or any of his or her property is bound, or be in conflict with, result in a breach of or constitute (with giving of notice or lapse of time or both) a default under any such instrument, document or agreement, or result in the creation or imposition of any lien upon any of the property or assets of the undersigned, except for the lien in favor of the Lender created hereunder.

                  (c) the undersigned has the full right, power and authority to execute, deliver and perform under this Agreement and the Note, and this Agreement and the Note each constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with their respective terms.

                  (d) the Agreement shall constitute a valid first priority lien on the first priority and prior perfected security interest in favor of the Lender in the Purchaser Stock which is enforceable against the undersigned and all other persons or entities.

         3. The undersigned shall, at his own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as the Lender may at any time reasonably request to protect, assure or enforce the Lender's interests, rights and remedies created by, provided in or arising from this Agreement.

         4. The undersigned agrees to pay all taxes, charges, liens and assessments against the Collateral, and upon the failure of the undersigned to do so the Lender, at its option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. All advances, charges, costs, taxes, liens, assessments and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in exercising any right, power or remedy conferred in this Agreement, or in the enforcement thereof, shall become a part of the Obligations and shall bear interest from the date incurred or paid by the Lender at the lesser of (i) the rate of interest the undersigned has contracted to pay in the Note or (ii) the highest rate permissible under applicable law.

         5. The occurrence of any Event of Default under (and as such term is defined in) the Note also shall constitute an event of default under this Agreement (herein also referred to as an "Event of Default").

         6. Upon the occurrence of an Event of Default, the Lender may, in its sole discretion and without notice to or demand upon the undersigned, declare immediately due and payable all of the Obligations secured hereby and exercise any one or more of the rights and remedies granted pursuant to this Agreement. In furtherance of the Lender's rights and remedies hereunder and not in limitation thereof, the Lender shall have full power and authority to possess, own, sell, assign, transfer and deliver the whole of the Collateral, or any part thereof, in such order as the Lender may elect. If any notification to the undersigned of an intended disposition by the Lender of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, in accordance with the notice provisions set forth below. For the purposes aforesaid, the Lender is authorized in the undersigned's name to sign and execute any transfer, conveyance or instrument in writing which may be necessary or lawful in the premises.

         7. At any time after an Event of Default has occurred, the Lender in its name, in the name of its nominee or in the name of the undersigned may, in its discretion and without notice to or demand upon the undersigned: (a) notify any person obligated on any of the Collateral of its rights hereunder and direct that such person transmit to Lender any and all certificates representing any renewals of or dividends on the Collateral; (b) collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral; (c) enter into any renewal, modification, extension, substitution, reorganization, deposit, merger or consolidation agreement or any agreement in any way relating to or affecting the Collateral, and in connection therewith may deposit or surrender control of the Collateral thereunder, accept other property in exchange for the Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for the Collateral or otherwise shall be either applied to the Obligations or thereafter held by the Lender as Collateral pursuant to the provisions hereof in a non-interest bearing or cash collateral account unless and until such application will cause all of the Obligations to be paid in full; (d) make any compromise, settlement or release the Lender deems desirable or proper with reference to the Collateral; (e) insure, process and preserve the Collateral;
(f) cause the Collateral to be transferred to its name or to the name of its nominee with or without disclosing that the Collateral is subject to the lien and security interest hereunder; (g) exercise as to the Collateral all the rights, powers and remedies of an owner; (h) perform any obligation of the undersigned hereunder; and (i) send any Collateral to its issuer or the issuer's agent for collection, sale, redemption or substitution without liability for loss in transit or for any act or default of the Person to whom such Collateral may be sent, all without releasing, impairing, affecting or lessening the liability of the undersigned; however, the Lender shall have no obligation to do any of the foregoing. In furtherance of the foregoing, the undersigned hereby appoints the Lender as his lawful attorney-in-fact to carry out the foregoing acts, including the authority to redeem or collect and give full receipt for any distributions declared, paid, payable or issued in respect of the Collateral and to endorse the name of the undersigned on any of the Collateral and on all proceeds therefrom that may come into the Lender's possession and to deposit or otherwise collect the same.

         8. Notwithstanding anything contained herein to the contrary, unless and until the occurrence of an Event of Default, the undersigned shall be entitled to exercise any and all voting powers pertaining to any of the Collateral (and to give written consents in lieu of voting thereon) for all purposes not inconsistent with the terms hereof, except that the undersigned shall not have any right to exercise any such power if the action or omission to act in favor of which the undersigned intends to exercise such power would have a material adverse effect on the value of the Collateral. Upon occurrence and during the continuance of an Event of Default, the Lender, or its nominee, without notice or demand of any kind, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Lender, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE BY THE UNDERSIGNED'S DEATH OR OTHERWISE. Without the written consent of the Lender, the exercise by the Lender of any of its rights and remedies under this paragraph shall not be deemed a disposition of collateral under Article 9 of the Uniform Commercial Code nor an acceptance by the Lender of any of the Collateral in satisfaction of any of the Obligations.

         9.       (a)      Notwithstanding anything contained herein to the
contrary, unless and until the occurrence of an Event of Default, the undersigned shall be entitled to receive and retain any cash dividends declared and paid on the Purchaser Stock. Any and all stock or liquidating dividends, other distributions in cash and other property, return of capital, cash and other property received upon a merger or reorganization, or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of Lender, or received in exchange for the Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Lender may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by the undersigned, shall be held in trust on behalf of the Lender and forthwith be delivered to the Lender to be held subject to the terms of this Agreement.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the undersigned to receive any cash dividends pursuant to Section 9(a) hereof shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right to receive and retain the dividends which the undersigned would otherwise be authorized to receive and retain pursuant to Section 9(a) hereof. In such event, the undersigned shall pay over to the Lender any dividends received by it with respect to the Collateral and any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section 9(b) shall be retained by the Lender as Collateral hereunder and shall be applied in accordance with the provisions hereof.

         10. Beyond the exercise of reasonable care to assure the safe custody of the Collateral in the physical possession of the Lender or its agents, as the case may be, pursuant to this Agreement, neither the Lender nor its agents shall have any duty or liability to collect any sums due in respect of the Collateral or to protect, preserve or exercise any rights pertaining to the Collateral, and the Lender shall be relieved of all responsibility for the Collateral upon surrender of the Collateral to the undersigned.

         11. By accepting this Agreement below, the Lender acknowledges that the pledge of the Purchaser Stock has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and that no such registration is contemplated. The Lender represents that the interest in the Purchaser Stock which it is accepting through the pledge of such securities to it pursuant to this Agreement is for its own account, and the Lender accepts such pledge with no intent of participating directly or indirectly in a distribution of such securities in violation of the Act or any state securities laws. The undersigned clearly understands that, upon the occurrence of any Event of Default, the Lender shall be entitled to place all or any part of the Collateral privately with a purchaser or purchasers for sale.

         12. This Agreement will terminate when all the Obligations of the undersigned to the Lender have been fully paid and performed, at which time the Lender, unless the Lender is then obliged by law to do otherwise, shall reassign and deliver to the undersigned, or to such person or persons as the undersigned shall designate, against receipt, such of the Collateral (if any) pledged by the undersigned and as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such assignment shall be without recourse upon or warranty by the Lender and at the expense of the undersigned.

         13. Every power and proxy given to the Lender herein is coupled with an interest and is irrevocable by death or otherwise. The rights, powers and remedies given to the Lender by this Agreement shall be in addition to all rights, powers and remedies given to the Lender by virtue of any statute or rule of law, and all such rights, powers and remedies are cumulative and not alternative and may be exercised and enforced successively or concurrently. Any forbearance, failure or delay by the Lender in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Lender hereunder shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Lender.

         14. Words importing the singular number shall include the plural number and vice versa, and any pronoun used shall be deemed to cover all genders. "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. The terms "undersigned" and "Lender" as used in this Agreement shall include, where applicable, the respective heirs, executors, administrators, successors, representatives, receivers, trustees and permitted assigns of those parties.

         15. If any provision hereof or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

         16. The internal laws of the State of Florida shall govern the construction of and the interests, rights and duties of the parties to this Agreement, without regard to any conflicts of law or choice of law rules.

         17. No notice or other communication shall be deemed given unless sent in any of the manners, and to the persons, specified in this Section 17. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon receipt if delivered personally (unless subject to clause
(b)) or if mailed by registered or certified mail, (b) at noon on the date after dispatch if sent by overnight courier or (c) upon the completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

if to the undersigned:
                                ------------------------------

                                ------------------------------

                                ------------------------------

if to the Lender:               Thane International, Inc.
                                78-140 Calle Tampico
                                La Quinta, California  92253
                                Attention:  William Hay, Chief Executive Officer
                                Telephone:  (760) 777-0217
                                Facsimile:   (760) 777-0214
with a copy to:                 H.I.G. Capital, LLC
                                1001 Brickell Bay Drive, 27th Floor
                                Miami, Florida  33131
                                Telephone:  (305) 379-2322
                                Facsimile:  (305) 379-2013
                                Attn: Steven Martinez

and a copy to:                  White & Case LLP
                                200 South Biscayne Boulevard
                                Suite 4900
                                Miami, Florida 33131
                                Attention:   Jorge L. Freeland, Esq.
                                Telephone:  (305) 371-2700
                                Facsimile:   (305) 358-5744


         18. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT HE OR SHE MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST THE LENDER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT. THE UNDERSIGNED FURTHER AGREES AND CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN MIAMI-DADE COUNTY, FLORIDA WITH RESPECT TO ANY SUCH SUIT OR LEGAL ACTION, AND THE UNDERSIGNED FURTHER AGREES AND CONSENTS TO VENUE OF ANY STATE OR FEDERAL COURT SITTING IN MIAMI-DADE COUNTY, FLORIDA WITH REGARD TO ANY SUCH SUIT OR LEGAL ACTION.

                            (Signature Page Follows)

         IN WITNESS WHEREOF, the undersigned has made and entered into this Pledge Agreement as of the day and year first above written.



                                    --------------------------------------------

         ACCEPTANCE

         The foregoing Pledge Agreement is accepted by the Lender as of the date first written above.


                                    LENDER:

                                    THANE INTERNATIONAL, INC.



                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT is entered into on May 22, 2002 by and among Thane International, Inc., a Delaware corporation ("Thane"), Reliant Interactive Media Corp., a Nevada corporation (the "Corporation"), and Timothy Harrington, an individual residing at 7400 14th Street N.E., St. Petersburg, Florida 33702 (the "Executive"), under the following terms and conditions:

                                    RECITALS:

         WHEREAS, on or about December 6, 2001, Thane, Reliant Acquisition Corporation, a Nevada corporation wholly owned by Thane ("Acquisition"), the Corporation, and certain controlling stockholders of the Corporation, including the Executive, entered into an Amended and Restated Agreement and Plan of Merger, as amended by that certain Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated as of April 19, 2002, and by that certain Amendment No. 2 to Amended and Restated Agreement and Plan of Merger, dated as of May 20, 2002 (the "Merger Agreement"), pursuant to which (i) Acquisition shall be merged with and into the Corporation (the "Merger") with the Corporation surviving such Merger as a wholly owned subsidiary of Thane and (ii) the stockholders of the Corporation shall receive shares of the common stock of Thane; and

         WHEREAS, the Executive is a stockholder of the Corporation and will personally derive significant value from the Merger; and

         WHEREAS, the Executive and the Corporation entered into that certain Employment Agreement, dated as of September 9, 2000 (the "Former Contract"), pursuant to which the Executive was entitled to certain compensation and benefits; and

         WHEREAS, the execution and delivery of this Employment Agreement, as a new contract to completely supersede the Former Contract, (i) is an inducement to each of the Corporation and Thane to enter into the Merger Agreement and is a condition to Thane's consummation of the Merger and (ii) provides significant consideration to the Executive; and

         WHEREAS, the Corporation desires to retain and employ the Executive, and the Executive desires to be employed by the Corporation on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by the Corporation and the Executive as follows:

         1. Employment Period. The Corporation hereby agrees to employ the Executive as its President, and the Executive, in such capacity, agrees to provide services to the Corporation for the period beginning on the date of the closing of the Merger (the "Commencement Date") and ending on March 31, 2005 (the "Employment Period").

         2. Performance of Duties. The Executive agrees that during the Employment Period, while he is employed by the Corporation, he shall devote substantially all of his business time, energies and talents to serving in the capacity of President of the Corporation in the best interests of the Corporation, and to perform the duties assigned to him by the Board of Directors of the Corporation (the "Board") faithfully, efficiently and in a professional manner. The Executive shall not, without prior written consent from the Board (which consent shall not be unreasonably withheld):

                  (a) serve as or be a consultant to or employee, officer, agent or director of any corporation, partnership or other entity other than the Corporation or its affiliates (other than civic, charitable, or other public service organizations); or

                  (b) have more than a five percent (5%) ownership interest in any enterprise other than Thane or its affiliates. Set forth on Schedule 2(b) attached hereto is a detailed list of the Executive's ownership interests as of the date hereof.

         3. Compensation. Subject to the terms and conditions of this Employment Agreement, during the Employment Period, while he is employed by the Corporation, the Executive shall be compensated by the Corporation for his services as follows:

                  (a) Base Salary. The Executive shall receive, for each 12-consecutive month period beginning on the Commencement Date and each anniversary thereof, a rate of salary that is not less than $300,000 per year (the "Base Salary"), payable in substantially equal monthly or more frequent installments and subject to normal tax withholding. During the Employment Period the Executive's Base Salary shall be reviewed by the Board on or before each anniversary of the Commencement Date to determine whether an increase in the Executive's rate of compensation is appropriate.

                  (b) Incentive Bonus. During each year of the Employment Period the Executive shall, to the extent provided below, be entitled to receive a cash incentive bonus (the "Incentive Bonus Amount") based on the Corporation's performance as follows:

                           (i) If the Corporation's earnings before interest, income taxes, depreciation and amortization, excluding (A) extraordinary gains and losses and purchase accounting adjustments, (B) acquisitions of businesses made after the Commencement Date and (C) the payment of any Incentive Bonus Amounts ("EBITDA"), as determined in accordance with U.S. generally accepted accounting principles, consistently applied, as in existence at the date hereof ("GAAP") for the 2003 fiscal year (the "2003 EBITDA") equals or exceeds $7.0 million, the Executive shall receive an Incentive Bonus Amount equal to 5.0% of the amount by which the 2003 EBITDA exceeds $7.0 million. For purposes of this Agreement, the term "fiscal year" shall mean, for any given year, the period beginning on April 1 in the preceding year and ending on March 31 in such year.

                           (ii) If the Corporation's EBITDA for the 2004 fiscal year (the "2004 EBITDA") equals or exceeds $9.0 million, the Executive shall receive an Incentive Bonus Amount equal to 5.0% of the amount by which the 2004 EBITDA exceeds $9.0 million.

                           (iii) If the Corporation's EBITDA for the 2005 fiscal year (the "2005 EBITDA") equals or exceeds $12.0 million, the Executive shall receive an Incentive

         Bonus Amount equal to 5.0% of the amount by which the 2005 EBITDA exceeds $12.0 million.

                           (iv)     For purposes of calculating the
         Corporation's EBITDA in this Section 3, Thane and the Corporation shall follow the guidelines set forth on Schedule 3(b) attached hereto.

                           (v) The Corporation shall pay any earned Incentive Bonus Amount within thirty (30) days after completion of its audited financial statements for the previous fiscal year.

                  (c) Executive Loan. On the Commencement Date, Thane shall lend to the Executive a principal amount of $714,250 (the "Executive Loan"), which will be evidenced by the secured promissory note in substantially the form of Exhibit A attached hereto hereto and subject to the Pledge Agreement substantially in the form of Exhibit B hereto. If the Corporation's cumulative EBITDA for the 2003, 2004 and 2005 fiscal years (the "Three-Year Fiscal Period") equals or exceeds $15.0 million, the Executive shall be entitled to (i) full forgiveness of all principal and interest outstanding on the Executive Loan (the "Executive Loan Forgiveness") and (ii) a cash bonus equal to $285,750 (the "EBITDA Bonus"). All amounts of Executive Loan Forgiveness and EBITDA Bonus shall be calculated based on the Corporation's financial statements at the end of each fiscal year during the Three-Year Fiscal Period. For each fiscal quarter during the Three-Year Fiscal Period, the Executive shall be entitled to receive (to the extent not previously forgiven or paid (as applicable) in any previous fiscal quarter) a ratable portion of the Executive Loan Forgiveness and the EBITDA Bonus calculated by multiplying (A) the full amount of each of the Executive Loan and the EBITDA Bonus by (B) a fraction: (x) the numerator of which is the Corporation's cumulative EBITDA as of the end of then current fiscal quarter, and (y) the denominator of which is $15.0 million, and subtracting from the foregoing product the aggregate amount of the Executive Loan Forgiveness and the EBITDA Bonus previously distributed to the Executive. All earned portions of the Executive Loan Forgiveness and the EBITDA Bonus must be received by the Executive (i) within forty-five (45) days of the end of each fiscal quarter and (ii) within sixty (60) days of the end of each fiscal year.

                  (d) The Executive shall be entitled to receive the following perquisites:

                           (i) The Corporation shall provide health and medical insurance for the Executive in a form and program to be chosen by the Corporation for certain of its executive employees as a group. Additionally, the Executive shall be provided with vacation and such other non-cash benefits provided to other similarly situated executives of Thane.

                           (ii) The Corporation shall provide the Executive with directors and officers liability insurance on substantially the same terms and conditions as other similarly situated executives of Thane.

                           (iii)    The Corporation shall reimburse the
         Executive's current monthly automobile lease payment until the earlier of (A) the expiration of the Executive's current automobile lease or
         (B) the end of the Employment Period, after which time the

         Corporation shall provide the Executive with a monthly automobile allowance consistent with those provided to other similarly situated executives of Thane.

                  (e) The Executive shall be reimbursed by the Corporation for all reasonable business, promotional, travel and entertainment expenses incurred or paid by the Executive during the Employment Period in the performance of his services under this Employment Agreement: (i) provided that such expenses constitute business deductions from taxable income for the Corporation and are excludable from taxable income to the Executive under the governing laws and regulations of the Internal Revenue Code unless otherwise agreed to by the Corporation's Board of Directors; and (ii) to the extent that such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Corporation. In order that the Corporation reimburse the Executive for such allowable expenses, the Executive shall furnish to the Corporation, in a timely fashion, the appropriate documentation required by the Internal Revenue Code in connection with such expenses and shall furnish such other documentation and accounting as the Corporation may from time to time reasonably request.

         4. Restrictive Covenants. The Executive acknowledges and agrees that: (i) the Executive has a major responsibility for the operation, development and growth of the Corporation's business; (ii) the Executive's work for the Corporation has brought him and will continue to bring him into close contact with confidential information of the Corporation, Thane and each of their respective customers; and (iii) the agreements and covenants contained in this paragraph 4 and in the Merger Agreement are essential to protect the business interests of the Corporation and Thane and that the Corporation and Thane would not enter into the Employment Agreement but for such agreements and covenants. Accordingly, the Executive covenants and agrees to the following:

                  (a) Confidential Information. Except as may be required by the lawful order of a court or agency of competent jurisdiction, the Executive agrees to keep secret and confidential, both during the Employment Period and indefinitely after the Executive's employment with the Corporation terminates, all non-public information concerning the Corporation, Thane and each of their respective affiliates that was acquired by, or disclosed to, the Executive during the course of his employment by the Corporation, including information relating to customers (including, without limitation, credit history, repayment history, financial information and financial statements), costs, and operations, financial data and plans, whether past, current or planned and not to disclose the same, either directly or indirectly, to any other person, firm or business entity, or to use it in any way; provided, however, that the provisions of this paragraph 4(a) shall not apply to information that: (a) was, is now, or becomes generally available to the public (but not as a result of a breach of any duty of confidentiality by which the Executive is bound); (b) was disclosed to the Executive by a third party not subject to any duty of confidentiality to the Corporation or Thane prior to its disclosure to the Executive; or (c) is disclosed by the Executive in the ordinary course of the Corporation's or Thane's business as a proper part of his employment in connection with communications with customers, vendors and other proper parties, provided that it is for a proper purpose solely for the benefit of the Corporation and/or Thane. The Executive further agrees that he shall not make any statement or disclosure that (i) would be prohibited by applicable Federal or state laws, or (ii) is intended or reasonably likely to be detrimental to the Corporation, Thane or any of their respective subsidiaries or affiliates.

                  (b) Non-Competition. The Executive, the Corporation and Thane agree that reasonable restrictions upon competition with the Corporation and/or Thane following termination of the Executive's employment with the Corporation are necessary to protect the business interests of the Corporation and Thane.

                           (i) For purposes of the scope of this Section 4(b), the extent of each of the Corporation's and Thane's business (the "Business") shall be limited to the actual and intended business of the Corporation and Thane, as demonstrated by each of their books, records, contracts, advertising, strategic plans and financial and budget documents, created or relied upon during the Employment Period and as of the date the Executive leaves the employment of the Corporation.

                           (ii) The Executive and Corporation agree that, for a period commencing on the Commencement Date and ending on the later of (A) the one (1) year anniversary of the date on which the Executive's employment with the Corporation is terminated either (x) for cause, (y) upon the Executive's disability pursuant to Section 5(e) or (z) upon the voluntary resignation of the Executive pursuant to
         Section 5(b), or (B) March 31, 2005 (the "Non-Competition Period"), the Executive shall not serve as or be a consultant to or employee, officer, agent, director or owner of more than five percent (5%) of another corporation, partnership or other entity that competes with the Corporation or Thane in the Business; provided, however, in the event the Executive's employment with the Corporation is terminated without cause, the Non-Competition Period shall immediately terminate if the Corporation (or Thane) does not continue to pay the Executive's salary pursuant to Section 5(a) hereof.

                           (iii) That the nature of the television production business of the Corporation is interstate and international in scope, that the global scope of the business renders a global restriction reasonable and a more narrowly tailored geographic restriction insufficient to protect the legitimate business interests of the Corporation.

                  (c) Remedies. If the Executive breaches, or threatens to commit a breach of any of the provisions contained in paragraphs 4(a) and 4(b) (the "Restrictive Covenants"), the Corporation and Thane shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Corporation and Thane at law or in equity.

                           (i) The Executive shall account for and pay over to the Corporation all compensation, profits, and other benefits which inure to the Executive's benefit which are derived or received by the Executive or any person or business entity controlled by the Executive, or his relatives, resulting from any action or transactions constituting a breach of any of the Restrictive Covenants.

                           (ii)     Notwithstanding the provisions of
         subparagraph 4(c)(i) above, the Executive acknowledges and agrees that in the event of a violation or threatened violation of any of the Restrictive Covenants, the Corporation and Thane shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunction or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without prejudice to any other rights and remedies that may be available at law or in equity, and the Corporation and Thane shall also be entitled to recover its attorneys' fees and costs incurred to enforce any of the Restrictive Covenants from the Executive.

                  (d) Severability. If any of the Restrictive Covenants, or any part thereof, are held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, are held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

                  (e) Proprietary Rights. The Executive acknowledges and agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files, and any materials made by the Executive or by the Corporation are the property of the Corporation and shall not be used by the Executive in any way adverse to the Corporation's interests. The Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Board. The Executive hereby assigns to the Corporation any rights which he may have in any such trade secret or proprietary information.

         5. Termination and Compensation Due Upon Termination. The Executive's right to compensation for periods after the date the Executive's employment with the Corporation terminates shall be determined in accordance with the following:

                  (a) Termination Without Cause or Resignation for Good Cause. In the event the Corporation terminates the Executive's employment under this Agreement without cause or the Executive resigns for Good Cause pursuant to
Section 5(d),

                           (i) and for the twelve month period immediately preceding the effective date of termination the Corporation had positive net income, upon the Executive's prior voluntary execution of a written release (to be drafted and provided by the Corporation) of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation which release shall be mutually agreed upon by the Corporation and the Executive:

                           (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits (including any earned portions of the Incentive Bonus Amount, the Executive Loan Forgiveness and the EBITDA Bonus) owed to the Executive through the effective date of termination;

                           (B) the Executive shall be entitled to receive all payment of his salary (as of the effective date of termination) in accordance with the provisions of subparagraph 3(a) for the lesser of (1) twelve months or (2) the remainder of the Employment Period;

                           (C) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(b) through the remainder of the Employment Period; and

                           (D) the Executive shall be entitled to receive the greater amount of (1) the actual Executive Loan Forgiveness and EBITDA Bonus earned in accordance with the provisions of subparagraph 3(c) during the Employment Period or (2) the amount of any Executive Loan Forgiveness and EBITDA Bonus earned by the Executive in accordance with the provisions of subparagraph 3(c) prior to the effective date of termination, first divided by the actual number of days the Executive was employed by the Corporation, then multiplied by the total number of days contained in the Employment Period, in either case excluding any amounts of Executive Loan Forgiveness or EBITDA Bonus distributed to the Executive pursuant to Section 5(a)(i)(A) above; or

                           (ii) for the twelve month period immediately preceding the effective date of termination the Corporation had a net loss, upon the Executive's prior voluntary execution of a written release (to be drafted and provided by the Corporation) of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation;

                           (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits (including any earned portions of the Incentive Bonus Amount, the Executive Loan Forgiveness and the EBITDA Bonus) owed to the Executive through the effective date of termination;

                           (B) the Executive shall be entitled to receive all payment of his salary (as of the effective date of termination) in accordance with the provisions of subparagraph 3(a) for the lesser of (1) twelve months or (2) the remainder of the Employment Period;

                           (C) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(b) through the remainder of the Employment Period; and

                           (D) the Executive shall be entitled to receive any Executive Loan Forgiveness and EBITDA Bonus if and when earned in accordance with the provisions of subparagraph 3(c) through the remainder of the Employment Period.

                  (b) Voluntary Resignation. The Executive may terminate his employment with the Corporation for any reason (or no reason at all) at any time by giving the Corporation sixty (60) days prior written notice of voluntary resignation; provided, however, that the Corporation may decide that the Executive's voluntary resignation be effective immediately upon notice of such resignation. The Corporation shall have no obligation to make payments of any kind to the Executive in accordance with the provisions of paragraph 3 for periods after the date on which the Executive's employment with the Corporation terminates due to the Executive's voluntary resignation.

                  (c) Termination for Cause. The Corporation shall have no obligation to make payments of any kind to the Executive in accordance with the provisions of paragraph 3 or otherwise for periods after the Executive's employment with the Corporation is terminated on account of the Executive's discharge for cause. For purposes of this paragraph 5, the Executive shall be considered terminated for "cause" if he is discharged by the Corporation on account of the occurrence of one or more of the following events:

                           (i) the Executive becomes addicted to drugs or alcohol;

                           (ii) the Executive discloses confidential information in violation of paragraph 4(a) or engages in competition in violation of paragraph 4(b) to the detriment of the Corporation and/or Thane;

                           (iii) the Corporation is directed by regulatory or governmental authorities to terminate the employment of the Executive or the Executive engages in activities that cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on the Corporation;

                           (iv) the Executive is convicted of a felony crime (other than a felony resulting from a minor traffic violation);

                           (v) the Executive flagrantly and repeatedly disregards his duties under this Employment Agreement after (A) written notice has been given to the Executive by the Board that it views the Executive to be flagrantly disregarding his duties under this Agreement and (B) the Executive has been given a period of thirty (30) days after such notice to cure such misconduct. However, no notice or cure period shall be required if Executive's disregard of his duties has materially and adversely affected the Corporation and/or Thane;

                           (vi) any event of willful misconduct to the extent that, in the reasonable judgment of the Board, the Executive's credibility and reputation no longer conform to the standard of the Corporation's and Thane's executives; or

                           (vii) the Executive commits an act of fraud against the Corporation and/or Thane, violates a duty of loyalty to the Corporation and/or Thane as defined under Florida law or violates paragraph 2.

                  (d) Relocation of Executive. In the event that the Corporation requests the Executive to relocate to an office outside of the Tampa/St. Petersburg area, the Executive may object to such request in writing within thirty (30) days of receiving such request. If the Corporation insists on the Executive relocating outside of the Tampa/St. Petersburg area after receiving the Executive's written objection to such relocation request, the Executive may resign for "Good Cause."

                  (e) Disability. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date the Executive's employment with the Corporation terminates on account of any long-term disability, except payments due and owing through the effective date of termination. For purposes of this subparagraph 5(e), long-term disability shall mean any disability that has a material adverse effect upon the ability of the Executive to perform on a full-time basis his customary duties hereunder on a full-time basis either in the judgment of the Executive's doctors or that continues for a period of ninety (90) days out of any one hundred and fifty (150) day period.

                  (f) Death. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date of the Executive's death, except payments due and owing as of such date including earned salary, bonuses and Options.

         6. Successors. This Agreement shall be binding on, and inure to the benefit of, each of the Corporation and Thane and each of their respective successors and assigns and any person acquiring, whether by merger, consolidation, purchase directly or indirectly of all or substantially all of the Corporation's assets and business, or otherwise.

         7. Nonalienation. The interests of the Executive under this Agreement are not subject to the claims of his or her creditors, other than the Corporation, and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered except to the Executive's estate upon his or her death.

         8. Waiver of Breach. The waiver by either the Corporation and Thane, on one hand, or the Executive, on the other hand, of a breach of any provision of this Agreement shall not operate as, or be deemed a waiver of, any subsequent breach by either the Corporation, Thane, or the Executive.

         9. Notice. Any notice to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given when received or, when deposited in the U.S. mail, certified or registered mail, postage prepaid:

                  (a)      to the Executive addressed as follows:

                           Mr. Timothy Harrington
                           7400 14th Street N.E.
                           St. Petersburg, Florida 33702

                  (b)      to the Corporation addressed as follows:

                           Reliant Interactive Media Corp.
                           2701 North Rocky Point Drive
                           Suite 200

                           Tampa, Florida 33607
                           Attention:
                           Telephone: (813) 282-1717
                           Facsimile: (813) 282-0045

                           with a copy to:
                           Thane International, Inc.
                           78-140 Calle Tampico
                           La Quinta, California 92253
                           Attention: William Hay, Chief Executive Officer
                           Telephone: (760) 777-0217
                           Facsimile: (760) 777-0214

                           and a copy to:
                           H.I.G. Capital LLC
                           1001 Brickell Bay Drive, 27th Floor
                           Miami, Florida 33131
                           Attention: Steven Martinez
                           Telephone: (305) 379-2322
                           Facsimile: (305) 379-2013

                           and a copy to:
                           White & Case LLP
                           200 South Biscayne Boulevard
                           Suite 4900
                           Miami, Florida 33131
                           Attention: Jorge L. Freeland, Esq.
                           Telephone: (305) 371-2700
                           Facsimile: (305) 358-5744

         10. Amendment. This Agreement may be amended or canceled by mutual agreement of the parties in writing without the consent of any other person and no person, other than the parties hereto (and the Executive's estate upon his death), shall have any rights under or interest in this Agreement or the subject matter hereof. The parties hereby agree that no oral conversations shall be deemed to be a modification of this Agreement and neither party shall assert the same.

         11. Applicable Law. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Florida.

         12. WAIVER OF JURY TRIAL. THE EXECUTIVE AND THE CORPORATION EXPRESSLY WAIVE ANY RIGHT EITHER MAY HAVE TO A JURY TRIAL CONCERNING ANY CIVIL ACTION THAT MAY ARISE FROM THIS AGREEMENT, OR THE RELATIONSHIP OF THE PARTIES HERETO.

         13. Termination. All of the provisions of this Agreement shall terminate after the expiration of the Employment Period, except that paragraph 4(a) shall survive indefinitely, paragraph 4(b) shall terminate upon the expiration of the Non-Competition Period and paragraph 5(b) shall terminate upon the expiration of the Employment Period.

                                      * * *

         IN WITNESS WHEREOF, the Executive, the Corporation and Thane have executed this Employment Agreement as of the day and year first above written.

                                           TIMOTHY HARRINGTON

                                           /s/ Timothy Harrington
                                           ------------------------------------


                                           RELIANT INTERACTIVE MEDIA CORP.



                                           By: /s/ Kevin Harrington
                                              ---------------------------------
                                           Its: Chief Executive Officer
                                               --------------------------------

                                           THANE INTERNATIONAL, INC.



                                           By: /s/ William F. Hay
                                              ---------------------------------
                                           Its: Chief Executive Officer
                                               --------------------------------

                                                                   SCHEDULE 2(b)

                         EXECUTIVE'S OWNERSHIP INTERESTS


  [ ]          Equity in Ideal Health                            2-1/3%

  [ ]          Equity in ZWF (Wrestling League)                      4%

  [ ]          HSN Direct/Tan Perfect                            .6% of gross
               (Buyout Royalties Only)

                                                                   SCHEDULE 3(b)

                      EBITDA INCOME CALCULATION GUIDELINES

1. International and US Business to Business. The Corporation shall be allocated an income calculation for International and US Business to Business sales received, including all direct and indirect revenues received from the sale of the products, by Thane from the Corporation's products on a Unit Royalty basis. Such Unit Royalty to be mutually agreed to by the parties and designed to equate to 50% of the profits received by Thane for the Corporation's products.

2.       US Direct Response.

         A. The Corporation shall be allocated income of 100% of Thane's profits or losses on a project-by-project basis for US direct response sales received, including all direct and indirect revenues received from the sale of the products, by Thane for projects developed and produced by the Corporation. All such profits or losses will be calculated at Thane's actual costs, which will include a 4% of gross sales administration fee. Such administration fee may be adjusted by mutual agreement of the Parties to more accurately reflect the actual costs of administering the projects. The Corporation shall be allocated income of 50% of Thane's profits or losses on a project-by-project basis for third-party funded US direct response projects for which the Corporation has participated in the acquisition of such project.

         B. The Corporation shall be allocated income of 50% of Thane's profits or losses on a project-by-project basis for all products developed or acquired by Thane and the Infomercial/Spot is produced and funded by the Corporation.

         C. The Corporation shall be allocated income of 50% of Thane's profits or losses on a project-by-project basis for all products developed or acquired by the Corporation and the Infomercial/Spot is produced and funded by Thane.

         D. The allocation of project losses will be limited to losses incurred in a project test phase only. Project losses beyond the test phase of a project may be offset against future profits generated for the same project only.

         E. With regard to the Corporation's existing computer business, no administrative fee will be included by Thane.

3.       US Internet.

         A. The Corporation shall be allocated income of 100% of Thane's profits of the Corporation's products sold through the Internet up to 5.4% of the units sold through television sales during the same period.

                                                                   Schedule 3(b)

         B. The Corporation shall be allocated income of 50% of Thane's profits of the Corporation's products through the Internet above 5.4% of the units sold through television sales during the same period.

4. Favored Profit Structure. In no event shall Thane's administration fees or other costs allocated to the Corporation's products and/or projects be structured to be less favorable overall to the Corporation than any other third-party that has contracted with Thane for distribution.

                                                                       EXHIBIT A

                             FORM OF PROMISSORY NOTE

$714,250                                                           May 22, 2002

         The undersigned (the "Maker"), for value received, hereby unconditionally promises to pay to the order of Thane International, Inc., a Delaware corporation (together with its successors and assigns, the "Payee"), the principal sum of Seven Hundred Fourteen Thousand Two Hundred Fifty Dollars ($714,250) in lawful money of the United States of America, together with interest (computed on the basis of a 360-day year of twelve 30-day months including the first day, but excluding the last day), in like money and funds, on the unpaid portion of said principal amount from the date hereof at the rate of six percent (6.0%) per annum. This Promissory Note (the "Note") shall be due and payable on May 31, 2005 (the "Maturity Date").

         This Note evidences certain indebtedness incurred by the Maker pursuant to that certain Employment Agreement, dated as of the date hereof, by and between the Payee, Reliant Interactive Media Corp., a Nevada corporation (the "Corporation"), and the Maker.

         This Note shall be secured, pursuant to that certain Pledge Agreement dated as of the date hereof, by the 147,618 shares of common stock, par value $0.001 per share, of the Payee (the "Escrow Shares"), beneficially owned by the Maker that are held in escrow pursuant to that certain Escrow Agreement, dated as of the date hereof, by and among the Payee, Reliant, the Maker, the stockholders of the Payee named therein and the stockholders of Reliant named therein (the "Escrow Agreement").

         All of the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Maker shall bind his or her heirs and successors, whether so expressed or not. In the event that this Note is negotiated, endorsed, assigned, transferred, hypothecated and/or pledged, all references to the Payee shall apply to the holder, pledgee or transferee as if named as the original Payee under this Note.

         The Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest, protest and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this Note.

         The obligation to make payments to the Payee hereunder is absolute and unconditional, and the rights of the Payee shall not be subject to any defense, set-off, counterclaim or recoupment which the Maker may have against the Payee or by reason of any indebtedness or liability at any time owing by the Payee to the Maker.

         Any of the following shall constitute an event of default hereunder ("Event of Default"):

         (a) The Maker fails to pay the outstanding principal and interest due hereunder on the Maturity Date;

         (b) The Maker shall or shall attempt to encumber, subject to any pledge or security interest, sell, transfer or otherwise dispose of any of the Escrow Shares, or any of the Escrow Shares shall be attached, levied upon or seized in any legal proceeding; or

         (c) The Maker becomes insolvent or makes an assignment for the benefit of creditors, or any proceeding is commenced by or against the Maker under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or similar official for the Maker or any part of the Maker's property.

         If an Event of Default shall occur, the Payee shall have the option to
(i) declare the entire outstanding principal balance and all accrued but unpaid interest on this Note immediately due and payable without presentment, protest, notice or demand, all of which are expressly waived by the Maker and (ii) make a claim under the Escrow Agreement against the Escrow Shares for the full amount of the outstanding principal balance and all accrued but unpaid interest on this Note.

         In an Event of Default shall occur, the Payee shall look solely to the Escrow Shares for payment of any outstanding principal balance and all accrued but unpaid interest on this Note as well as any fees and expenses due and owing to the Payee hereunder.

         The Payee shall not be deemed to waive any rights under this Note unless such waiver shall be in writing and signed by the Payee, and no delay or omission by the Payee in exercising any rights shall operate as a waiver of such rights. A waiver of any right in writing on one occasion shall not be construed as consent to or a waiver of any other right or remedy then or thereafter existing.

         Should this Note, or any part of the indebtedness or security evidenced hereby, be collected by law or through an attorney-at-law, the Payee shall be entitled to collect all costs of collection including, but not limited to, reasonable attorneys' fees.

         This Note shall be construed and enforced in accordance with the laws of the State of Florida, without regard to any conflicts of law or choice of law rules. The Maker hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Florida.

         The Maker shall indemnify the Payee for any and all taxes, document stamps, claims, actions, lawsuits and other costs or matters that may arise from this Note.

         The Maker may prepay this Note in full or in part at any time without penalty.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                                     * * * *

IN WITNESS WHEREOF, the Maker has made an entered into this Promissory Note as of the day and year first above written.

                                          TIMOTHY HARRINGTON



                                          -------------------------------------

                                                                       EXHIBIT B

                         FORM OF STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of May __, 2002, by the undersigned, in favor of Thane International, Inc., a Delaware corporation (the "Lender").

          For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agrees as follows:

         1. For the purpose of securing the full and prompt payment of any and all indebtedness or obligations of the undersigned to the Lender now or hereafter arising under the Promissory Note dated as of the date hereof executed by the undersigned in favor of the Lender (the "Note"), or any renewals, replacements, modifications or substitutions in writing for the Note (the "Obligations"), the undersigned hereby grants to the Lender a lien upon, security interest in and security title to and hereby assigns, transfers and pledges to the Lender all of the undersigned's right, title and interest in and to ______ shares of the common stock, $0.001 par value per share, of the Lender owned by the undersigned (the "Purchaser Stock"), together with all direct and remote proceeds of the Purchaser Stock, including without limitation all payments, rights, dividends, distributions, certificates, substitutions, additions, replacements, renewals, interest or other rights or distributions which are declared, issued, paid or payable with respect to or on account of the Purchaser Stock. All such property, including the direct and remote proceeds thereof, is hereinafter collectively referred to as the "Collateral".

         2. The undersigned hereby represents and warrants to the Lender that:

                  (a) Except as set forth in (i) that certain Amended and Restated Affiliate Voting and Lock-Up Agreement, dated as of December 6, 2001, by and among Reliant Interactive Media Corp., a Nevada corporation ("Reliant"), the Lender, the undersigned and the stockholders of Reliant named therein and
(ii) that certain Escrow Agreement, dated as of May 22, 2002, by and among the Lender, Reliant, Citibank, N.A., the undersigned, the stockholders of Reliant named therein and the stockholders of the Lender named therein, the undersigned is the legal owner of, and has the complete unconditional authority to pledge the Purchaser Stock and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature.

                  (b) the execution, delivery and performance by the undersigned of this Agreement and the Note will not violate the terms of any instrument, document or agreement to which the undersigned is a party, or by which the undersigned or any of his or her property is bound, or be in conflict with, result in a breach of or constitute (with giving of notice or lapse of time or both) a default under any such instrument, document or agreement, or result in the creation or imposition of any lien upon any of the property or assets of the undersigned, except for the lien in favor of the Lender created hereunder.

                  (c) the undersigned has the full right, power and authority to execute, deliver and perform under this Agreement and the Note, and this Agreement and the Note each constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with their respective terms.

                  (d) the Agreement shall constitute a valid first priority lien on the first priority and prior perfected security interest in favor of the Lender in the Purchaser Stock which is enforceable against the undersigned and all other persons or entities.

         3. The undersigned shall, at his own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as the Lender may at any time reasonably request to protect, assure or enforce the Lender's interests, rights and remedies created by, provided in or arising from this Agreement.

         4. The undersigned agrees to pay all taxes, charges, liens and assessments against the Collateral, and upon the failure of the undersigned to do so the Lender, at its option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. All advances, charges, costs, taxes, liens, assessments and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in exercising any right, power or remedy conferred in this Agreement, or in the enforcement thereof, shall become a part of the Obligations and shall bear interest from the date incurred or paid by the Lender at the lesser of (i) the rate of interest the undersigned has contracted to pay in the Note or (ii) the highest rate permissible under applicable law.

         5. The occurrence of any Event of Default under (and as such term is defined in) the Note also shall constitute an event of default under this Agreement (herein also referred to as an "Event of Default").

         6. Upon the occurrence of an Event of Default, the Lender may, in its sole discretion and without notice to or demand upon the undersigned, declare immediately due and payable all of the Obligations secured hereby and exercise any one or more of the rights and remedies granted pursuant to this Agreement. In furtherance of the Lender's rights and remedies hereunder and not in limitation thereof, the Lender shall have full power and authority to possess, own, sell, assign, transfer and deliver the whole of the Collateral, or any part thereof, in such order as the Lender may elect. If any notification to the undersigned of an intended disposition by the Lender of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, in accordance with the notice provisions set forth below. For the purposes aforesaid, the Lender is authorized in the undersigned's name to sign and execute any transfer, conveyance or instrument in writing which may be necessary or lawful in the premises.

         7. At any time after an Event of Default has occurred, the Lender in its name, in the name of its nominee or in the name of the undersigned may, in its discretion and without notice to or demand upon the undersigned: (a) notify any person obligated on any of the Collateral of its rights hereunder and direct that such person transmit to Lender any and all certificates representing any renewals of or dividends on the Collateral; (b) collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral; (c) enter into any renewal, modification, extension, substitution, reorganization, deposit, merger or consolidation agreement or any agreement in any way relating to or affecting the Collateral, and in connection therewith may deposit or surrender control of the Collateral thereunder, accept other property in exchange for the Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for the Collateral or otherwise shall be either applied to the Obligations or thereafter held by the Lender as Collateral pursuant to the provisions hereof in a non-interest bearing or cash collateral account unless and until such application will cause all of the Obligations to be paid in full; (d) make any compromise, settlement or release the Lender deems desirable or proper with reference to the Collateral; (e) insure, process and preserve the Collateral;
(f) cause the Collateral to be transferred to its name or to the name of its nominee with or without disclosing that the Collateral is subject to the lien and security interest hereunder; (g) exercise as to the Collateral all the rights, powers and remedies of an owner; (h) perform any obligation of the undersigned hereunder; and (i) send any Collateral to its issuer or the issuer's agent for collection, sale, redemption or substitution without liability for loss in transit or for any act or default of the Person to whom such Collateral may be sent, all without releasing, impairing, affecting or lessening the liability of the undersigned; however, the Lender shall have no obligation to do any of the foregoing. In furtherance of the foregoing, the undersigned hereby appoints the Lender as his lawful attorney-in-fact to carry out the foregoing acts, including the authority to redeem or collect and give full receipt for any distributions declared, paid, payable or issued in respect of the Collateral and to endorse the name of the undersigned on any of the Collateral and on all proceeds therefrom that may come into the Lender's possession and to deposit or otherwise collect the same.

         8. Notwithstanding anything contained herein to the contrary, unless and until the occurrence of an Event of Default, the undersigned shall be entitled to exercise any and all voting powers pertaining to any of the Collateral (and to give written consents in lieu of voting thereon) for all purposes not inconsistent with the terms hereof, except that the undersigned shall not have any right to exercise any such power if the action or omission to act in favor of which the undersigned intends to exercise such power would have a material adverse effect on the value of the Collateral. Upon occurrence and during the continuance of an Event of Default, the Lender, or its nominee, without notice or demand of any kind, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Lender, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE BY THE UNDERSIGNED'S DEATH OR OTHERWISE. Without the written consent of the Lender, the exercise by the Lender of any of its rights and remedies under this paragraph shall not be deemed a disposition of collateral under Article 9 of the Uniform Commercial Code nor an acceptance by the Lender of any of the Collateral in satisfaction of any of the Obligations.

         9.       (a)      Notwithstanding anything contained herein to the
contrary, unless and until the occurrence of an Event of Default, the undersigned shall be entitled to receive and retain any cash dividends declared and paid on the Purchaser Stock. Any and all stock or liquidating dividends, other distributions in cash and other property, return of capital, cash and other property received upon a merger or reorganization, or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of Lender, or received in exchange for the Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Lender may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by the undersigned, shall be held in trust on behalf of the Lender and forthwith be delivered to the Lender to be held subject to the terms of this Agreement.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the undersigned to receive any cash dividends pursuant to Section 9(a) hereof shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right to receive and retain the dividends which the undersigned would otherwise be authorized to receive and retain pursuant to Section 9(a) hereof. In such event, the undersigned shall pay over to the Lender any dividends received by it with respect to the Collateral and any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section 9(b) shall be retained by the Lender as Collateral hereunder and shall be applied in accordance with the provisions hereof.

         10. Beyond the exercise of reasonable care to assure the safe custody of the Collateral in the physical possession of the Lender or its agents, as the case may be, pursuant to this Agreement, neither the Lender nor its agents shall have any duty or liability to collect any sums due in respect of the Collateral or to protect, preserve or exercise any rights pertaining to the Collateral, and the Lender shall be relieved of all responsibility for the Collateral upon surrender of the Collateral to the undersigned.

         11. By accepting this Agreement below, the Lender acknowledges that the pledge of the Purchaser Stock has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and that no such registration is contemplated. The Lender represents that the interest in the Purchaser Stock which it is accepting through the pledge of such securities to it pursuant to this Agreement is for its own account, and the Lender accepts such pledge with no intent of participating directly or indirectly in a distribution of such securities in violation of the Act or any state securities laws. The undersigned clearly understands that, upon the occurrence of any Event of Default, the Lender shall be entitled to place all or any part of the Collateral privately with a purchaser or purchasers for sale.

         12. This Agreement will terminate when all the Obligations of the undersigned to the Lender have been fully paid and performed, at which time the Lender, unless the Lender is then obliged by law to do otherwise, shall reassign and deliver to the undersigned, or to such person or persons as the undersigned shall designate, against receipt, such of the Collateral (if any) pledged by the undersigned and as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such assignment shall be without recourse upon or warranty by the Lender and at the expense of the undersigned.

         13. Every power and proxy given to the Lender herein is coupled with an interest and is irrevocable by death or otherwise. The rights, powers and remedies given to the Lender by this Agreement shall be in addition to all rights, powers and remedies given to the Lender by virtue of any statute or rule of law, and all such rights, powers and remedies are cumulative and not alternative and may be exercised and enforced successively or concurrently. Any forbearance, failure or delay by the Lender in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Lender hereunder shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Lender.

         14. Words importing the singular number shall include the plural number and vice versa, and any pronoun used shall be deemed to cover all genders. "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. The terms "undersigned" and "Lender" as used in this Agreement shall include, where applicable, the respective heirs, executors, administrators, successors, representatives, receivers, trustees and permitted assigns of those parties.

         15. If any provision hereof or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

         16. The internal laws of the State of Florida shall govern the construction of and the interests, rights and duties of the parties to this Agreement, without regard to any conflicts of law or choice of law rules.

         17. No notice or other communication shall be deemed given unless sent in any of the manners, and to the persons, specified in this Section 17. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon receipt if delivered personally (unless subject to clause
(b)) or if mailed by registered or certified mail, (b) at noon on the date after dispatch if sent by overnight courier or (c) upon the completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

if to the undersigned:
                                ------------------------------

                                ------------------------------

                                ------------------------------

if to the Lender:               Thane International, Inc.
                                78-140 Calle Tampico
                                La Quinta, California  92253
                                Attention:  William Hay, Chief Executive Officer
                                Telephone:  (760) 777-0217
                                Facsimile:   (760) 777-0214
with a copy to:                 H.I.G. Capital, LLC
                                1001 Brickell Bay Drive, 27th Floor
                                Miami, Florida  33131
                                Telephone:  (305) 379-2322
                                Facsimile:  (305) 379-2013
                                Attn: Steven Martinez

and a copy to:                  White & Case LLP
                                200 South Biscayne Boulevard
                                Suite 4900
                                Miami, Florida 33131
                                Attention:   Jorge L. Freeland, Esq.
                                Telephone:  (305) 371-2700
                                Facsimile:   (305) 358-5744


         18. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT HE OR SHE MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST THE LENDER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT. THE UNDERSIGNED FURTHER AGREES AND CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN MIAMI-DADE COUNTY, FLORIDA WITH RESPECT TO ANY SUCH SUIT OR LEGAL ACTION, AND THE UNDERSIGNED FURTHER AGREES AND CONSENTS TO VENUE OF ANY STATE OR FEDERAL COURT SITTING IN MIAMI-DADE COUNTY, FLORIDA WITH REGARD TO ANY SUCH SUIT OR LEGAL ACTION.

                            (Signature Page Follows)

         IN WITNESS WHEREOF, the undersigned has made and entered into this Pledge Agreement as of the day and year first above written.



                                    --------------------------------------------

         ACCEPTANCE

         The foregoing Pledge Agreement is accepted by the Lender as of the date first written above.


                                    LENDER:

                                    THANE INTERNATIONAL, INC.



                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                                                  EXECUTION COPY

                              EMPLOYMENT AGREEMENT

         This EMPLOYMENT AGREEMENT is entered into on May 22, 2002 by and among Thane International, Inc., a Delaware corporation ("Thane"), Reliant Interactive Media Corp., a Nevada corporation (the "Corporation"), and Mel Arthur, an individual residing at 3145 Shoreline Drive, Clearwater, Florida 33760 (the "Executive"), under the following terms and conditions:

                                    RECITALS:

         WHEREAS, on or about December 6, 2001, Thane, Reliant Acquisition Corporation, a Nevada corporation wholly owned by Thane ("Acquisition"), the Corporation, and certain controlling stockholders of the Corporation, including the Executive, entered into an Amended and Restated Agreement and Plan of Merger, as amended by that certain Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated as of April 19, 2002, and by that certain Amendment No. 2 to Amended and Restated Agreement and Plan of Merger, dated as of May 20, 2002 (the "Merger Agreement"), pursuant to which (i) Acquisition shall be merged with and into the Corporation (the "Merger") with the Corporation surviving such Merger as a wholly owned subsidiary of Thane and (ii) the stockholders of the Corporation shall receive shares of the common stock of Thane; and

         WHEREAS, the Executive is a stockholder of the Corporation and will personally derive significant value from the Merger; and

         WHEREAS, the Executive and the Corporation entered into that certain Employment Agreement, dated as of September 9, 2000 (the "Former Contract"), pursuant to which the Executive was entitled to certain compensation and benefits; and

         WHEREAS, the execution and delivery of this Employment Agreement, as a new contract to completely supersede the Former Contract, (i) is an inducement to each of the Corporation and Thane to enter into the Merger Agreement and is a condition to Thane's consummation of the Merger and (ii) provides significant consideration to the Executive; and

         WHEREAS, the Corporation desires to retain and employ the Executive, and the Executive desires to be employed by the Corporation on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by the Corporation and the Executive as follows:

         1. Employment Period. The Corporation hereby agrees to employ the Executive as its Executive Vice President, and the Executive, in such capacity, agrees to provide services to the Corporation for the period beginning on the date of the closing of the Merger (the "Commencement Date") and ending on March 31, 2005 (the "Employment Period").

         2. Performance of Duties. The Executive agrees that during the Employment Period, while he is employed by the Corporation, he shall devote substantially all of his business time, energies and talents to serving in the capacity of Executive Vice President of the Corporation in the best interests of the Corporation, and to perform the duties assigned to him by the Board of Directors of the Corporation (the "Board") faithfully, efficiently and in a professional manner. The Executive shall not, without prior written consent from the Board (which consent shall not be unreasonably withheld):

                  (a) serve as or be a consultant to or employee, officer, agent or director of any corporation, partnership or other entity other than the Corporation or its affiliates (other than civic, charitable, or other public service organizations); or

                  (b) have more than a five percent (5%) ownership interest in any enterprise other than Thane or its affiliates. Set forth on Schedule 2(b) attached hereto is a detailed list of the Executive's ownership interests as of the date hereof.

         3. Compensation. Subject to the terms and conditions of this Employment Agreement, during the Employment Period, while he is employed by the Corporation, the Executive shall be compensated by the Corporation for his services as follows:

                  (a) Base Salary. The Executive shall receive, for each 12-consecutive month period beginning on the Commencement Date and each anniversary thereof, a rate of salary that is not less than $300,000 per year (the "Base Salary"), payable in substantially equal monthly or more frequent installments and subject to normal tax withholding. During the Employment Period the Executive's Base Salary shall be reviewed by the Board on or before each anniversary of the Commencement Date to determine whether an increase in the Executive's rate of compensation is appropriate.

                  (b) Incentive Bonus. During each year of the Employment Period the Executive shall, to the extent provided below, be entitled to receive a cash incentive bonus (the "Incentive Bonus Amount") based on the Corporation's performance as follows:

                           (i) If the Corporation's earnings before interest, income taxes, depreciation and amortization, excluding (A) extraordinary gains and losses and purchase accounting adjustments, (B) acquisitions of businesses made after the Commencement Date and (C) the payment of any Incentive Bonus Amounts ("EBITDA"), as determined in accordance with U.S. generally accepted accounting principles, consistently applied, as in existence at the date hereof ("GAAP") for the 2003 fiscal year (the "2003 EBITDA") equals or exceeds $7.0 million, the Executive shall receive an Incentive Bonus Amount equal to 5.0% of the amount by which the 2003 EBITDA exceeds $7.0 million. For purposes of this Agreement, the term "fiscal year" shall mean, for any given year, the period beginning on April 1 in the preceding year and ending on March 31 in such year.

                           (ii) If the Corporation's EBITDA for the 2004 fiscal year (the "2004 EBITDA") equals or exceeds $9.0 million, the Executive shall receive an Incentive Bonus Amount equal to 5.0% of the amount by which the 2004 EBITDA exceeds $9.0 million.

                           (iii) If the Corporation's EBITDA for the 2005 fiscal year (the "2005 EBITDA") equals or exceeds $12.0 million, the Executive shall receive an Incentive

         Bonus Amount equal to 5.0% of the amount by which the 2005 EBITDA exceeds $12.0 million.

                           (iv)     For purposes of calculating the
         Corporation's EBITDA in this Section 3, Thane and the Corporation shall follow the guidelines set forth on Schedule 3(b) attached hereto.

                           (v) The Corporation shall pay any earned Incentive Bonus Amount within thirty (30) days after completion of its audited financial statements for the previous fiscal year.

                  (c) Executive Loan. On the Commencement Date, Thane shall lend to the Executive a principal amount of $714,250 (the "Executive Loan"), which will be evidenced by the secured promissory note in substantially the form of Exhibit A attached hereto and subject to the Pledge Agreement substantially in the form of Exhibit B attached hereto. If the Corporation's cumulative EBITDA for the 2003, 2004 and 2005 fiscal years (the "Three-Year Fiscal Period") equals or exceeds $15.0 million, the Executive shall be entitled to (i) full forgiveness of all principal and interest outstanding on the Executive Loan (the "Executive Loan Forgiveness") and (ii) a cash bonus equal to $285,750 (the "EBITDA Bonus"). All amounts of Executive Loan Forgiveness and EBITDA Bonus shall be calculated based on the Corporation's financial statements at the end of each fiscal year during the Three-Year Fiscal Period. For each fiscal quarter during the Three-Year Fiscal Period, the Executive shall be entitled to receive (to the extent not previously forgiven or paid (as applicable) in any previous fiscal quarter) a ratable portion of the Executive Loan Forgiveness and the EBITDA Bonus calculated by multiplying (A) the full amount of each of the Executive Loan and the EBITDA Bonus by (B) a fraction: (x) the numerator of which is the Corporation's cumulative EBITDA as of the end of then current fiscal quarter, and (y) the denominator of which is $15.0 million, and subtracting from the foregoing product the aggregate amount of the Executive Loan Forgiveness and the EBITDA Bonus previously distributed to the Executive. All earned portions of the Executive Loan Forgiveness and the EBITDA Bonus must be received by the Executive (i) within forty-five (45) days of the end of each fiscal quarter and (ii) within sixty (60) days of the end of each fiscal year.

                  (d) The Executive shall be entitled to receive the following perquisites:

                           (i) The Corporation shall provide health and medical insurance for the Executive in a form and program to be chosen by the Corporation for certain of its executive employees as a group. Additionally, the Executive shall be provided with vacation and such other non-cash benefits provided to other similarly situated executives of Thane.

                           (ii) The Corporation shall provide the Executive with directors and officers liability insurance on substantially the same terms and conditions as other similarly situated executives of Thane.

                           (iii)    The Corporation shall reimburse the
         Executive's current monthly automobile lease payment until the earlier of (A) the expiration of the Executive's current automobile lease or
         (B) the end of the Employment Period, after which time the

         Corporation shall provide the Executive with a monthly automobile allowance consistent with those provided to other similarly situated executives of Thane.

                  (e) The Executive shall be reimbursed by the Corporation for all reasonable business, promotional, travel and entertainment expenses incurred or paid by the Executive during the Employment Period in the performance of his services under this Employment Agreement: (i) provided that such expenses constitute business deductions from taxable income for the Corporation and are excludable from taxable income to the Executive under the governing laws and regulations of the Internal Revenue Code unless otherwise agreed to by the Corporation's Board of Directors; and (ii) to the extent that such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Corporation. In order that the Corporation reimburse the Executive for such allowable expenses, the Executive shall furnish to the Corporation, in a timely fashion, the appropriate documentation required by the Internal Revenue Code in connection with such expenses and shall furnish such other documentation and accounting as the Corporation may from time to time reasonably request.

         4. Restrictive Covenants. The Executive acknowledges and agrees that: (i) the Executive has a major responsibility for the operation, development and growth of the Corporation's business; (ii) the Executive's work for the Corporation has brought him and will continue to bring him into close contact with confidential information of the Corporation, Thane and each of their respective customers; and (iii) the agreements and covenants contained in this paragraph 4 and in the Merger Agreement are essential to protect the business interests of the Corporation and Thane and that the Corporation and Thane would not enter into the Employment Agreement but for such agreements and covenants. Accordingly, the Executive covenants and agrees to the following:

                  (a) Confidential Information. Except as may be required by the lawful order of a court or agency of competent jurisdiction, the Executive agrees to keep secret and confidential, both during the Employment Period and indefinitely after the Executive's employment with the Corporation terminates, all non-public information concerning the Corporation, Thane and each of their respective affiliates that was acquired by, or disclosed to, the Executive during the course of his employment by the Corporation, including information relating to customers (including, without limitation, credit history, repayment history, financial information and financial statements), costs, and operations, financial data and plans, whether past, current or planned and not to disclose the same, either directly or indirectly, to any other person, firm or business entity, or to use it in any way; provided, however, that the provisions of this paragraph 4(a) shall not apply to information that: (a) was, is now, or becomes generally available to the public (but not as a result of a breach of any duty of confidentiality by which the Executive is bound); (b) was disclosed to the Executive by a third party not subject to any duty of confidentiality to the Corporation or Thane prior to its disclosure to the Executive; or (c) is disclosed by the Executive in the ordinary course of the Corporation's or Thane's business as a proper part of his employment in connection with communications with customers, vendors and other proper parties, provided that it is for a proper purpose solely for the benefit of the Corporation and/or Thane. The Executive further agrees that he shall not make any statement or disclosure that (i) would be prohibited by applicable Federal or state laws, or (ii) is intended or reasonably likely to be detrimental to the Corporation, Thane or any of their respective subsidiaries or affiliates.

                  (b) Non-Competition. The Executive, the Corporation and Thane agree that reasonable restrictions upon competition with the Corporation and/or Thane following termination of the Executive's employment with the Corporation are necessary to protect the business interests of the Corporation and Thane.

                           (i) For purposes of the scope of this Section 4(b), the extent of each of the Corporation's and Thane's business (the "Business") shall be limited to the actual and intended business of the Corporation and Thane, as demonstrated by each of their books, records, contracts, advertising, strategic plans and financial and budget documents, created or relied upon during the Employment Period and as of the date the Executive leaves the employment of the Corporation.

                           (ii) The Executive and Corporation agree that, for a period commencing on the Commencement Date and ending on the later of (A) the one (1) year anniversary of the date on which the Executive's employment with the Corporation is terminated either (x) for cause, (y) upon the Executive's disability pursuant to Section 5(e) or (z) upon the voluntary resignation of the Executive pursuant to
         Section 5(b), or (B) March 31, 2005 (the "Non-Competition Period"), the Executive shall not serve as or be a consultant to or employee, officer, agent, director or owner of more than five percent (5%) of another corporation, partnership or other entity that competes with the Corporation or Thane in the Business; provided, however, in the event the Executive's employment with the Corporation is terminated without cause, the Non-Competition Period shall immediately terminate if the Corporation (or Thane) does not continue to pay the Executive's salary pursuant to Section 5(a) hereof.

                           (iii) That the nature of the television production business of the Corporation is interstate and international in scope, that the global scope of the business renders a global restriction reasonable and a more narrowly tailored geographic restriction insufficient to protect the legitimate business interests of the Corporation.

                  (c) Remedies. If the Executive breaches, or threatens to commit a breach of any of the provisions contained in paragraphs 4(a) and 4(b) (the "Restrictive Covenants"), the Corporation and Thane shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Corporation and Thane at law or in equity.

                           (i) The Executive shall account for and pay over to the Corporation all compensation, profits, and other benefits which inure to the Executive's benefit which are derived or received by the Executive or any person or business entity controlled by the Executive, or his relatives, resulting from any action or transactions constituting a breach of any of the Restrictive Covenants.

                           (ii)     Notwithstanding the provisions of
         subparagraph 4(c)(i) above, the Executive acknowledges and agrees that in the event of a violation or threatened violation of any of the Restrictive Covenants, the Corporation and Thane shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunction or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without prejudice to any other rights and remedies that may be available at law or in equity, and the Corporation and Thane shall also be entitled to recover its attorneys' fees and costs incurred to enforce any of the Restrictive Covenants from the Executive.

                  (d) Severability. If any of the Restrictive Covenants, or any part thereof, are held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, are held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

                  (e) Proprietary Rights. The Executive acknowledges and agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files, and any materials made by the Executive or by the Corporation are the property of the Corporation and shall not be used by the Executive in any way adverse to the Corporation's interests. The Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Board. The Executive hereby assigns to the Corporation any rights which he may have in any such trade secret or proprietary information.

         5. Termination and Compensation Due Upon Termination. The Executive's right to compensation for periods after the date the Executive's employment with the Corporation terminates shall be determined in accordance with the following:

                  (a) Termination Without Cause or Resignation for Good Cause. In the event the Corporation terminates the Executive's employment under this Agreement without cause or the Executive resigns for Good Cause pursuant to
Section 5(d),

                           (i) and for the twelve month period immediately preceding the effective date of termination the Corporation had positive net income, upon the Executive's prior voluntary execution of a written release (to be drafted and provided by the Corporation) of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation which release shall be mutually agreed upon by the Corporation and the Executive:

                           (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits (including any earned portions of the Incentive Bonus Amount, the Executive Loan Forgiveness and the EBITDA Bonus) owed to the Executive through the effective date of termination;

                           (B) the Executive shall be entitled to receive all payment of his salary (as of the effective date of termination) in accordance with the provisions of subparagraph 3(a) for the lesser of (1) twelve months or (2) the remainder of the Employment Period;

                           (C) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(b) through the remainder of the Employment Period; and

                           (D) the Executive shall be entitled to receive the greater amount of (1) the actual Executive Loan Forgiveness and EBITDA Bonus earned in accordance with the provisions of subparagraph 3(c) during the Employment Period or (2) the amount of any Executive Loan Forgiveness and EBITDA Bonus earned by the Executive in accordance with the provisions of subparagraph 3(c) prior to the effective date of termination, first divided by the actual number of days the Executive was employed by the Corporation, then multiplied by the total number of days contained in the Employment Period, in either case excluding any amounts of Executive Loan Forgiveness or EBITDA Bonus distributed to the Executive pursuant to Section 5(a)(i)(A) above; or

                           (ii) for the twelve month period immediately preceding the effective date of termination the Corporation had a net loss, upon the Executive's prior voluntary execution of a written release (to be drafted and provided by the Corporation) of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation;

                           (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits (including any earned portions of the Incentive Bonus Amount, the Executive Loan Forgiveness and the EBITDA Bonus) owed to the Executive through the effective date of termination;

                           (B) the Executive shall be entitled to receive all payment of his salary (as of the effective date of termination) in accordance with the provisions of subparagraph 3(a) for the lesser of (1) twelve months or (2) the remainder of the Employment Period;

                           (C) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(b) through the remainder of the Employment Period; and

                           (D) the Executive shall be entitled to receive any Executive Loan Forgiveness and EBITDA Bonus if and when earned in accordance with the provisions of subparagraph 3(c) through the remainder of the Employment Period.

                  (b) Voluntary Resignation. The Executive may terminate his employment with the Corporation for any reason (or no reason at all) at any time by giving the Corporation sixty (60) days prior written notice of voluntary resignation; provided, however, that the Corporation may decide that the Executive's voluntary resignation be effective immediately upon notice of such resignation. The Corporation shall have no obligation to make payments of any kind to the Executive in accordance with the provisions of paragraph 3 for periods after the date on which the Executive's employment with the Corporation terminates due to the Executive's voluntary resignation.

                  (c) Termination for Cause. The Corporation shall have no obligation to make payments of any kind to the Executive in accordance with the provisions of paragraph 3 or otherwise for periods after the Executive's employment with the Corporation is terminated on account of the Executive's discharge for cause. For purposes of this paragraph 5, the Executive shall be considered terminated for "cause" if he is discharged by the Corporation on account of the occurrence of one or more of the following events:

                           (i) the Executive becomes addicted to drugs or alcohol;

                           (ii) the Executive discloses confidential information in violation of paragraph 4(a) or engages in competition in violation of paragraph 4(b) to the detriment of the Corporation and/or Thane;

                           (iii) the Corporation is directed by regulatory or governmental authorities to terminate the employment of the Executive or the Executive engages in activities that cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on the Corporation;

                           (iv) the Executive is convicted of a felony crime (other than a felony resulting from a minor traffic violation);

                           (v) the Executive flagrantly and repeatedly disregards his duties under this Employment Agreement after (A) written notice has been given to the Executive by the Board that it views the Executive to be flagrantly disregarding his duties under this Agreement and (B) the Executive has been given a period of thirty (30) days after such notice to cure such misconduct. However, no notice or cure period shall be required if Executive's disregard of his duties has materially and adversely affected the Corporation and/or Thane;

                           (vi) any event of willful misconduct to the extent that, in the reasonable judgment of the Board, the Executive's credibility and reputation no longer conform to the standard of the Corporation's and Thane's executives; or

                           (vii) the Executive commits an act of fraud against the Corporation and/or Thane, violates a duty of loyalty to the Corporation and/or Thane as defined under Florida law or violates paragraph 2.

                  (d) Relocation of Executive. In the event that the Corporation requests the Executive to relocate to an office outside of the Tampa/St. Petersburg area, the Executive may object to such request in writing within thirty (30) days of receiving such request. If the Corporation insists on the Executive relocating outside of the Tampa/St. Petersburg area after receiving the Executive's written objection to such relocation request, the Executive may resign for "Good Cause."

                  (e) Disability. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date the Executive's employment with the Corporation terminates on account of any long-term disability, except payments due and owing through the effective date of termination. For purposes of this subparagraph 5(e), long-term disability shall mean any disability that has a material adverse effect upon the ability of the Executive to perform on a full-time basis his customary duties hereunder on a full-time basis either in the judgment of the Executive's doctors or that continues for a period of ninety (90) days out of any one hundred and fifty (150) day period.

                  (f) Death. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date of the Executive's death, except payments due and owing as of such date including earned salary, bonuses and Options.

         6. Successors. This Agreement shall be binding on, and inure to the benefit of, each of the Corporation and Thane and each of their respective successors and assigns and any person acquiring, whether by merger, consolidation, purchase directly or indirectly of all or substantially all of the Corporation's assets and business, or otherwise.

         7. Nonalienation. The interests of the Executive under this Agreement are not subject to the claims of his or her creditors, other than the Corporation, and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered except to the Executive's estate upon his or her death.

         8. Waiver of Breach. The waiver by either the Corporation and Thane, on one hand, or the Executive, on the other hand, of a breach of any provision of this Agreement shall not operate as, or be deemed a waiver of, any subsequent breach by either the Corporation, Thane, or the Executive.

         9. Notice. Any notice to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given when received or, when deposited in the U.S. mail, certified or registered mail, postage prepaid:

                  (a)      to the Executive addressed as follows:

                           Mr. Mel Arthur
                           3145 Shoreline Drive
                           Clearwater, Florida 33760

                  (b)      to the Corporation addressed as follows:

                           Reliant Interactive Media Corp.
                           2701 North Rocky Point Drive
                           Suite 200

                           Tampa, Florida 33607
                           Attention:
                           Telephone: (813) 282-1717
                           Facsimile:  (813) 282-0045

                           with a copy to:

                           Thane International, Inc.
                           78-140 Calle Tampico
                           La Quinta, California  92253
                           Attention:  William Hay, Chief Executive Officer
                           Telephone:  (760) 777-0217
                           Facsimile:   (760) 777-0214

                           and a copy to:

                           H.I.G. Capital LLC
                           1001 Brickell Bay Drive, 27th Floor
                           Miami, Florida  33131
                           Attention:  Steven Martinez
                           Telephone:  (305) 379-2322
                           Facsimile:   (305) 379-2013

                           and a copy to:

                           White & Case LLP
                           200 South Biscayne Boulevard
                           Suite 4900
                           Miami, Florida 33131
                           Attention:   Jorge L. Freeland, Esq.
                           Telephone:  (305) 371-2700
                           Facsimile:   (305) 358-5744

         10. Amendment. This Agreement may be amended or canceled by mutual agreement of the parties in writing without the consent of any other person and no person, other than the parties hereto (and the Executive's estate upon his death), shall have any rights under or interest in this Agreement or the subject matter hereof. The parties hereby agree that no oral conversations shall be deemed to be a modification of this Agreement and neither party shall assert the same.

         11. Applicable Law. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Florida.

         12. WAIVER OF JURY TRIAL. THE EXECUTIVE AND THE CORPORATION EXPRESSLY WAIVE ANY RIGHT EITHER MAY HAVE TO A JURY TRIAL CONCERNING ANY CIVIL ACTION THAT MAY ARISE FROM THIS AGREEMENT, OR THE RELATIONSHIP OF THE PARTIES HERETO.

         13. Termination. All of the provisions of this Agreement shall terminate after the expiration of the Employment Period, except that paragraph 4(a) shall survive indefinitely, paragraph 4(b) shall terminate upon the expiration of the Non-Competition Period and paragraph 5(b) shall terminate upon the expiration of the Employment Period.

                                      * * *

         IN WITNESS WHEREOF, the Executive, the Corporation and Thane have executed this Employment Agreement as of the day and year first above written.

                                              MEL ARTHUR


                                              /s/ Mel Arthur
                                              ----------------------------------


                                              RELIANT INTERACTIVE MEDIA CORP.


                                              By: /s/ Kevin Harrington
                                                  ------------------------------
                                              Its: Chief Executive Officer
                                                   -----------------------------


                                              THANE INTERNATIONAL, INC.


                                              By: /s/ William F. Hay
                                                  ------------------------------
                                              Its: Chief Executive Officer
                                                   -----------------------------

                                                                   SCHEDULE 2(b)

                         EXECUTIVE'S OWNERSHIP INTERESTS


  [ ]          Equity in Ideal Health                            2-1/3%

  [ ]          Equity in XWF (Wrestling League)                      4%

  [ ]          Equity in Bellarte (Restaurant)                   2-1/2% gross

  [ ]          Equity in The Grill at Featherground              2-1/2% gross
               (Restaurant)

  [ ]          In addition, I also own the following URL's:

               o    QVC.US
               o    HomeShopping.US
               o    ShopNBC.US
               o    ESPN.US
               o    SoundAdvice.US
               o    Asseenontv.US

               And I am applying for the following URL's:

               o    MelArthur.com
               o    MelArthur.US

                                                                   SCHEDULE 3(b)

                      EBITDA INCOME CALCULATION GUIDELINES

1. International and US Business to Business. The Corporation shall be allocated an income calculation for International and US Business to Business sales received, including all direct and indirect revenues received from the sale of the products, by Thane from the Corporation's products on a Unit Royalty basis. Such Unit Royalty to be mutually agreed to by the parties and designed to equate to 50% of the profits received by Thane for the Corporation's products.

2.       US Direct Response.

         A. The Corporation shall be allocated income of 100% of Thane's profits or losses on a project-by-project basis for US direct response sales received, including all direct and indirect revenues received from the sale of the products, by Thane for projects developed and produced by the Corporation. All such profits or losses will be calculated at Thane's actual costs, which will include a 4% of gross sales administration fee. Such administration fee may be adjusted by mutual agreement of the Parties to more accurately reflect the actual costs of administering the projects. The Corporation shall be allocated income of 50% of Thane's profits or losses on a project-by-project basis for third-party funded US direct response projects for which the Corporation has participated in the acquisition of such project.

         B. The Corporation shall be allocated income of 50% of Thane's profits or losses on a project-by-project basis for all products developed or acquired by Thane and the Infomercial/Spot is produced and funded by the Corporation.

         C. The Corporation shall be allocated income of 50% of Thane's profits or losses on a project-by-project basis for all products developed or acquired by the Corporation and the Infomercial/Spot is produced and funded by Thane.

         D. The allocation of project losses will be limited to losses incurred in a project test phase only. Project losses beyond the test phase of a project may be offset against future profits generated for the same project only.

         E. With regard to the Corporation's existing computer business, no administrative fee will be included by Thane.

3.       US Internet.

         A. The Corporation shall be allocated income of 100% of Thane's profits of the Corporation's products sold through the Internet up to 5.4% of the units sold through television sales during the same period.

                                                                   SCHEDULE 3(b)

         B. The Corporation shall be allocated income of 50% of Thane's profits of the Corporation's products through the Internet above 5.4% of the units sold through television sales during the same period.

4. Favored Profit Structure. In no event shall Thane's administration fees or other costs allocated to the Corporation's products and/or projects be structured to be less favorable overall to the Corporation than any other third-party that has contracted with Thane for distribution.

                                                                       EXHIBIT A
                             FORM OF PROMISSORY NOTE

$714,250                                                            May 22, 2002

         The undersigned (the "Maker"), for value received, hereby unconditionally promises to pay to the order of Thane International, Inc., a Delaware corporation (together with its successors and assigns, the "Payee"), the principal sum of Seven Hundred Fourteen Thousand Two Hundred Fifty Dollars ($714,250) in lawful money of the United States of America, together with interest (computed on the basis of a 360-day year of twelve 30-day months including the first day, but excluding the last day), in like money and funds, on the unpaid portion of said principal amount from the date hereof at the rate of six percent (6.0%) per annum. This Promissory Note (the "Note") shall be due and payable on May 31, 2005 (the "Maturity Date").

         This Note evidences certain indebtedness incurred by the Maker pursuant to that certain Employment Agreement, dated as of the date hereof, by and between the Payee, Reliant Interactive Media Corp., a Nevada corporation (the "Corporation"), and the Maker.

         This Note shall be secured, pursuant to that certain Pledge Agreement dated as of the date hereof, by the 73,809 shares of common stock, par value $0.001 per share, of the Payee (the "Escrow Shares"), beneficially owned by the Maker that are held in escrow pursuant to that certain Escrow Agreement, dated as of the date hereof, by and among the Payee, Reliant, the Maker, the stockholders of the Payee named therein and the stockholders of Reliant named therein (the "Escrow Agreement").

         All of the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Maker shall bind his or her heirs and successors, whether so expressed or not. In the event that this Note is negotiated, endorsed, assigned, transferred, hypothecated and/or pledged, all references to the Payee shall apply to the holder, pledgee or transferee as if named as the original Payee under this Note.

         The Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest, protest and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this Note.

         The obligation to make payments to the Payee hereunder is absolute and unconditional, and the rights of the Payee shall not be subject to any defense, set-off, counterclaim or recoupment which the Maker may have against the Payee or by reason of any indebtedness or liability at any time owing by the Payee to the Maker.

         Any of the following shall constitute an event of default hereunder ("Event of Default"):

         (a) The Maker fails to pay the outstanding principal and interest due hereunder on the Maturity Date;

         (b) The Maker shall or shall attempt to encumber, subject to any pledge or security interest, sell, transfer or otherwise dispose of any of the Escrow Shares, or any of the Escrow Shares shall be attached, levied upon or seized in any legal proceeding; or

         (c) The Maker becomes insolvent or makes an assignment for the benefit of creditors, or any proceeding is commenced by or against the Maker under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or similar official for the Maker or any part of the Maker's property.

         If an Event of Default shall occur, the Payee shall have the option to
(i) declare the entire outstanding principal balance and all accrued but unpaid interest on this Note immediately due and payable without presentment, protest, notice or demand, all of which are expressly waived by the Maker and (ii) make a claim under the Escrow Agreement against the Escrow Shares for the full amount of the outstanding principal balance and all accrued but unpaid interest on this Note.

         In an Event of Default shall occur, the Payee shall look solely to the Escrow Shares for payment of any outstanding principal balance and all accrued but unpaid interest on this Note as well as any fees and expenses due and owing to the Payee hereunder.

         The Payee shall not be deemed to waive any rights under this Note unless such waiver shall be in writing and signed by the Payee, and no delay or omission by the Payee in exercising any rights shall operate as a waiver of such rights. A waiver of any right in writing on one occasion shall not be construed as consent to or a waiver of any other right or remedy then or thereafter existing.

         Should this Note, or any part of the indebtedness or security evidenced hereby, be collected by law or through an attorney-at-law, the Payee shall be entitled to collect all costs of collection including, but not limited to, reasonable attorneys' fees.

         This Note shall be construed and enforced in accordance with the laws of the State of Florida, without regard to any conflicts of law or choice of law rules. The Maker hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Florida.

         The Maker shall indemnify the Payee for any and all taxes, documents stamps, claims, actions, lawsuits and other costs or matters that may arise from this Note.

         The Maker may prepay this Note in full or in part at any time without penalty.

         Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                                     * * * *

IN WITNESS WHEREOF, the Maker has made an entered into this Promissory Note as of the day and year first above written.

                                                  MEL ARTHUR



                                                  ------------------------------

                                                                       EXHIBIT B

                         FORM OF STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made and entered into as of May __, 2002, by the undersigned, in favor of Thane International, Inc., a Delaware corporation (the "Lender").

          For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agrees as follows:

         1. For the purpose of securing the full and prompt payment of any and all indebtedness or obligations of the undersigned to the Lender now or hereafter arising under the Promissory Note dated as of the date hereof executed by the undersigned in favor of the Lender (the "Note"), or any renewals, replacements, modifications or substitutions in writing for the Note (the "Obligations"), the undersigned hereby grants to the Lender a lien upon, security interest in and security title to and hereby assigns, transfers and pledges to the Lender all of the undersigned's right, title and interest in and to ______ shares of the common stock, $0.001 par value per share, of the Lender owned by the undersigned (the "Purchaser Stock"), together with all direct and remote proceeds of the Purchaser Stock, including without limitation all payments, rights, dividends, distributions, certificates, substitutions, additions, replacements, renewals, interest or other rights or distributions which are declared, issued, paid or payable with respect to or on account of the Purchaser Stock. All such property, including the direct and remote proceeds thereof, is hereinafter collectively referred to as the "Collateral".

         2. The undersigned hereby represents and warrants to the Lender that:

                  (a) Except as set forth in (i) that certain Amended and Restated Affiliate Voting and Lock-Up Agreement, dated as of December 6, 2001, by and among Reliant Interactive Media Corp., a Nevada corporation ("Reliant"), the Lender, the undersigned and the stockholders of Reliant named therein and
(ii) that certain Escrow Agreement, dated as of May 22, 2002, by and among the Lender, Reliant, Citibank, N.A., the undersigned, the stockholders of Reliant named therein and the stockholders of the Lender named therein, the undersigned is the legal owner of, and has the complete unconditional authority to pledge the Purchaser Stock and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature.

                  (b) the execution, delivery and performance by the undersigned of this Agreement and the Note will not violate the terms of any instrument, document or agreement to which the undersigned is a party, or by which the undersigned or any of his or her property is bound, or be in conflict with, result in a breach of or constitute (with giving of notice or lapse of time or both) a default under any such instrument, document or agreement, or result in the creation or imposition of any lien upon any of the property or assets of the undersigned, except for the lien in favor of the Lender created hereunder.

                  (c) the undersigned has the full right, power and authority to execute, deliver and perform under this Agreement and the Note, and this Agreement and the Note each constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with their respective terms.

                  (d) the Agreement shall constitute a valid first priority lien on the first priority and prior perfected security interest in favor of the Lender in the Purchaser Stock which is enforceable against the undersigned and all other persons or entities.

         3. The undersigned shall, at his own expense, do, make, procure, execute and deliver all acts, things, writings and assurances as the Lender may at any time reasonably request to protect, assure or enforce the Lender's interests, rights and remedies created by, provided in or arising from this Agreement.

         4. The undersigned agrees to pay all taxes, charges, liens and assessments against the Collateral, and upon the failure of the undersigned to do so the Lender, at its option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. All advances, charges, costs, taxes, liens, assessments and expenses, including reasonable attorneys' fees, incurred or paid by the Lender in exercising any right, power or remedy conferred in this Agreement, or in the enforcement thereof, shall become a part of the Obligations and shall bear interest from the date incurred or paid by the Lender at the lesser of (i) the rate of interest the undersigned has contracted to pay in the Note or (ii) the highest rate permissible under applicable law.

         5. The occurrence of any Event of Default under (and as such term is defined in) the Note also shall constitute an event of default under this Agreement (herein also referred to as an "Event of Default").

         6. Upon the occurrence of an Event of Default, the Lender may, in its sole discretion and without notice to or demand upon the undersigned, declare immediately due and payable all of the Obligations secured hereby and exercise any one or more of the rights and remedies granted pursuant to this Agreement. In furtherance of the Lender's rights and remedies hereunder and not in limitation thereof, the Lender shall have full power and authority to possess, own, sell, assign, transfer and deliver the whole of the Collateral, or any part thereof, in such order as the Lender may elect. If any notification to the undersigned of an intended disposition by the Lender of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, in accordance with the notice provisions set forth below. For the purposes aforesaid, the Lender is authorized in the undersigned's name to sign and execute any transfer, conveyance or instrument in writing which may be necessary or lawful in the premises.

         7. At any time after an Event of Default has occurred, the Lender in its name, in the name of its nominee or in the name of the undersigned may, in its discretion and without notice to or demand upon the undersigned: (a) notify any person obligated on any of the Collateral of its rights hereunder and direct that such person transmit to Lender any and all certificates representing any renewals of or dividends on the Collateral; (b) collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums now or hereafter payable upon or on account of the Collateral; (c) enter into any renewal, modification, extension, substitution, reorganization, deposit, merger or consolidation agreement or any agreement in any way relating to or affecting the Collateral, and in connection therewith may deposit or surrender control of the Collateral thereunder, accept other property in exchange for the Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for the Collateral or otherwise shall be either applied to the Obligations or thereafter held by the Lender as Collateral pursuant to the provisions hereof in a non-interest bearing or cash collateral account unless and until such application will cause all of the Obligations to be paid in full; (d) make any compromise, settlement or release the Lender deems desirable or proper with reference to the Collateral; (e) insure, process and preserve the Collateral;
(f) cause the Collateral to be transferred to its name or to the name of its nominee with or without disclosing that the Collateral is subject to the lien and security interest hereunder; (g) exercise as to the Collateral all the rights, powers and remedies of an owner; (h) perform any obligation of the undersigned hereunder; and (i) send any Collateral to its issuer or the issuer's agent for collection, sale, redemption or substitution without liability for loss in transit or for any act or default of the Person to whom such Collateral may be sent, all without releasing, impairing, affecting or lessening the liability of the undersigned; however, the Lender shall have no obligation to do any of the foregoing. In furtherance of the foregoing, the undersigned hereby appoints the Lender as his lawful attorney-in-fact to carry out the foregoing acts, including the authority to redeem or collect and give full receipt for any distributions declared, paid, payable or issued in respect of the Collateral and to endorse the name of the undersigned on any of the Collateral and on all proceeds therefrom that may come into the Lender's possession and to deposit or otherwise collect the same.

         8. Notwithstanding anything contained herein to the contrary, unless and until the occurrence of an Event of Default, the undersigned shall be entitled to exercise any and all voting powers pertaining to any of the Collateral (and to give written consents in lieu of voting thereon) for all purposes not inconsistent with the terms hereof, except that the undersigned shall not have any right to exercise any such power if the action or omission to act in favor of which the undersigned intends to exercise such power would have a material adverse effect on the value of the Collateral. Upon occurrence and during the continuance of an Event of Default, the Lender, or its nominee, without notice or demand of any kind, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Lender, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE BY THE UNDERSIGNED'S DEATH OR OTHERWISE. Without the written consent of the Lender, the exercise by the Lender of any of its rights and remedies under this paragraph shall not be deemed a disposition of collateral under Article 9 of the Uniform Commercial Code nor an acceptance by the Lender of any of the Collateral in satisfaction of any of the Obligations.

         9.       (a)      Notwithstanding anything contained herein to the
contrary, unless and until the occurrence of an Event of Default, the undersigned shall be entitled to receive and retain any cash dividends declared and paid on the Purchaser Stock. Any and all stock or liquidating dividends, other distributions in cash and other property, return of capital, cash and other property received upon a merger or reorganization, or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of Lender, or received in exchange for the Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Lender may be a party or otherwise, shall be and become part of the Collateral pledged hereunder and, if received by the undersigned, shall be held in trust on behalf of the Lender and forthwith be delivered to the Lender to be held subject to the terms of this Agreement.

                  (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the undersigned to receive any cash dividends pursuant to Section 9(a) hereof shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right to receive and retain the dividends which the undersigned would otherwise be authorized to receive and retain pursuant to Section 9(a) hereof. In such event, the undersigned shall pay over to the Lender any dividends received by it with respect to the Collateral and any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section 9(b) shall be retained by the Lender as Collateral hereunder and shall be applied in accordance with the provisions hereof.

         10. Beyond the exercise of reasonable care to assure the safe custody of the Collateral in the physical possession of the Lender or its agents, as the case may be, pursuant to this Agreement, neither the Lender nor its agents shall have any duty or liability to collect any sums due in respect of the Collateral or to protect, preserve or exercise any rights pertaining to the Collateral, and the Lender shall be relieved of all responsibility for the Collateral upon surrender of the Collateral to the undersigned.

         11. By accepting this Agreement below, the Lender acknowledges that the pledge of the Purchaser Stock has not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and that no such registration is contemplated. The Lender represents that the interest in the Purchaser Stock which it is accepting through the pledge of such securities to it pursuant to this Agreement is for its own account, and the Lender accepts such pledge with no intent of participating directly or indirectly in a distribution of such securities in violation of the Act or any state securities laws. The undersigned clearly understands that, upon the occurrence of any Event of Default, the Lender shall be entitled to place all or any part of the Collateral privately with a purchaser or purchasers for sale.

         12. This Agreement will terminate when all the Obligations of the undersigned to the Lender have been fully paid and performed, at which time the Lender, unless the Lender is then obliged by law to do otherwise, shall reassign and deliver to the undersigned, or to such person or persons as the undersigned shall designate, against receipt, such of the Collateral (if any) pledged by the undersigned and as shall not have been sold or otherwise applied by the Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such assignment shall be without recourse upon or warranty by the Lender and at the expense of the undersigned.

         13. Every power and proxy given to the Lender herein is coupled with an interest and is irrevocable by death or otherwise. The rights, powers and remedies given to the Lender by this Agreement shall be in addition to all rights, powers and remedies given to the Lender by virtue of any statute or rule of law, and all such rights, powers and remedies are cumulative and not alternative and may be exercised and enforced successively or concurrently. Any forbearance, failure or delay by the Lender in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Lender hereunder shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by the Lender.

         14. Words importing the singular number shall include the plural number and vice versa, and any pronoun used shall be deemed to cover all genders. "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. The terms "undersigned" and "Lender" as used in this Agreement shall include, where applicable, the respective heirs, executors, administrators, successors, representatives, receivers, trustees and permitted assigns of those parties.

         15. If any provision hereof or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law.

         16. The internal laws of the State of Florida shall govern the construction of and the interests, rights and duties of the parties to this Agreement, without regard to any conflicts of law or choice of law rules.

         17. No notice or other communication shall be deemed given unless sent in any of the manners, and to the persons, specified in this Section 17. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon receipt if delivered personally (unless subject to clause
(b)) or if mailed by registered or certified mail, (b) at noon on the date after dispatch if sent by overnight courier or (c) upon the completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

if to the undersigned:
                                ------------------------------

                                ------------------------------

                                ------------------------------

if to the Lender:               Thane International, Inc.
                                78-140 Calle Tampico
                                La Quinta, California  92253
                                Attention:  William Hay, Chief Executive Officer
                                Telephone:  (760) 777-0217
                                Facsimile:   (760) 777-0214
with a copy to:                 H.I.G. Capital, LLC
                                1001 Brickell Bay Drive, 27th Floor
                                Miami, Florida  33131
                                Telephone:  (305) 379-2322
                                Facsimile:  (305) 379-2013
                                Attn: Steven Martinez

and a copy to:                  White & Case LLP
                                200 South Biscayne Boulevard
                                Suite 4900
                                Miami, Florida 33131
                                Attention:   Jorge L. Freeland, Esq.
                                Telephone:  (305) 371-2700
                                Facsimile:   (305) 358-5744


         18. THE UNDERSIGNED HEREBY WAIVES ANY RIGHT HE OR SHE MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST THE LENDER CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT. THE UNDERSIGNED FURTHER AGREES AND CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN MIAMI-DADE COUNTY, FLORIDA WITH RESPECT TO ANY SUCH SUIT OR LEGAL ACTION, AND THE UNDERSIGNED FURTHER AGREES AND CONSENTS TO VENUE OF ANY STATE OR FEDERAL COURT SITTING IN MIAMI-DADE COUNTY, FLORIDA WITH REGARD TO ANY SUCH SUIT OR LEGAL ACTION.

                            (Signature Page Follows)

         IN WITNESS WHEREOF, the undersigned has made and entered into this Pledge Agreement as of the day and year first above written.



                                    --------------------------------------------

         ACCEPTANCE

         The foregoing Pledge Agreement is accepted by the Lender as of the date first written above.


                                    LENDER:

                                    THANE INTERNATIONAL, INC.



                                    By:
                                       -----------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------